UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21503

The FBR Funds
———————————–
(Exact name of registrant as specified in charter)

1001 Nineteenth Street North
Arlington, VA 22209
————————————————
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 703.469.1040

William Ginivan
General Counsel
FBR Capital Markets Corp.
Potomac Tower
1001 Nineteenth Street North
Arlington, VA 22209
—————————————————————————
(Name and address of agent for service)

Date of fiscal year end: October 31, 2010

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS.
 The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

THE FBR FUNDS

FBR Balanced Fund
FBR Core Bond Fund

Annual Report
October 31, 2010

[THIS PAGE INTENTIONALLY LEFT BLANK]

The FBR Funds

Annual Letter to Shareholders

Dear Shareholder,

We are pleased to present the FBR Funds’ Annual Report for the seven-month period ended October 31, 2010.

The U.S. equity market extended its second-half of 2010 rally into October helping all market capitalization categories (large, mid, and small) deliver strong returns for the twelve-months ending October 31, 2010. The S&P 500 Index rose 16.5% and the Dow Jones Industrial Average gained 17.6% during the twelve-month period. Mid cap stocks lead the way generating the highest return of 27.7%1. Small cap stocks were close behind and returned 26.6%2. Growth stocks within each market cap segment significantly outperformed value stocks over the twelve-month period.

All ten of the Global Industry Classification Standard (GICS) sectors represented in the S&P 500 Index posted positive returns for the twelve-months ending October 31, 2010. Despite the historically high long-term unemployment rates, continued weakness in the housing market, and negative investor sentiment, the consumer discretionary sector lead the way outpacing the nine other sectors. Other top performing sectors include industrials, telecommunications and materials. The steady rise in commodity prices, especially precious metals, drove strong returns in material stocks. Not surprisingly, financials were the weakest performing sector as banks continue to struggle with numerous credit, regulatory and loan growth headwinds. Income-seeking investors, however, have been in a difficult place over the previous twelve-months with continuing low bond, bank CD and money market returns.

Overall, we believe the U.S. economy is healing and that better conditions for investing, employment and economic growth lie ahead. There is no doubt that this so called “great recession” has been very severe and will take time to heal. However, we see that companies are de-levering, de-risking and de-complicating their balance sheets and income statements. We see the consumer reducing debt and becoming more rational about the balance between spending and saving. We see governments and central banks globally looking to (or being forced to) be more efficient by reducing budget shortfalls and flooding the system with credit to ease liquidity issues. We see new products and services being invented or implemented that will create new industries and new jobs. We see well-run companies that are growing and improving profits despite the recession. We see companies in trouble that we believe will repair, recover and prosper. We see companies taking share from weakened competitors. In sum, we believe that attractive investment opportunities are available today despite the near-term “doom and gloom”. As stewards of your capital, we are working very hard to provide conservative exposure to these opportunities in accordance with our investment philosophy and process that drives all of our fund products.

During the year we accomplished two non-investment items that we believe make our products more efficient and easier to understand. First, during the fiscal year we merged the FBR Pegasus Small Cap Growth Fund into the FBR Small Cap Fund. The combined fund provides a meaningful increase in assets which improves the cost efficiencies achieved by a larger shareholder base. More importantly, the merger allows Robert Barringer, portfolio manager of both small cap funds, to focus his time, attention and efforts on executing his investment process on a single small cap core growth strategy. We believe the FBR Small Cap Fund is a viable solution for any investor looking to gain diversified exposure to the

[1]	27.71% is the return for the Russell Mid Cap Index for the period November 1, 2009 through October 31, 2010.
[2]	26.58% is the return for the Russell 2000 Index for the period November 1, 2009 through October 31, 2010.

small cap segment of the market. Second, we eliminated the “Pegasus” sub-brand from our product line nomenclature. This was done to simplify and remove any confusion regarding the objective of each of our core equity products as they are increasingly being uncovered by professional and retail investors “screening” for strong performing funds.

As in prior years, what follows in this report is a discussion with each portfolio manager with respect to the performance of their fund(s) over the 2010 fiscal year. It also includes their thoughts on related industry or company conditions and their investment outlook. We believe the commentary from our fund managers is an important part of our communications to you. We encourage you to read them to gain a better understanding of the investment philosophy and process that drives our organization.

All of us at The FBR Funds want to thank you for your continued support, and we look forward to serving your investment needs in the years ahead. As always, we welcome your questions and comments. You can reach us via e-mail at fbrfundsinfo@fbr.com or toll free at 888.200.4710. If you would like more timely updates, fbrfunds.com provides quarterly performance data as well as other important information.

Sincerely,

David H. Ellison
President, Chief Investment Officer and Trustee
The FBR Funds

Past performance is no guarantee of future results. The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption fees. If reflected, the redemption fee would reduce the performance quoted. To obtain performance data current to the most recent quarter-end please call 888.200.4710 or visit www.fbrfunds.com.

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. This and other important information can be found in the Fund’s prospectus. To obtain a free prospectus, please call 888.200.4710 or visit www.fbrfunds.com. Please read the prospectus carefully before investing.

The FBR Funds

FBR Balanced Fund
Management Overview; Equity Portfolio

For the seven-month period ended October 31, 2010, the Investor Class of the FBR Balanced Fund returned 5.04%. This compares to the S&P 500 Index and the Morningstar Moderate Allocation Category Average which returned 2.33% and 4.02% for the same period respectively.

Portfolio Manager: Stephen M. Goddard, CFA®, Jonathan T. Moody, CFA®, J. Wade Stinnette, Jr., and J. Brian Campbell, CFA®, The London Company

Over the previous 7 months, how did the equity portion of the FBR Balanced Fund perform and what factors contributed to this performance?

For the first four months of 2010 the market was led by speculative, lower quality stocks. As risk began to re-price at the end of April, higher quality holdings led the market and our performance subsequently improved. Our process lends itself to a higher quality bent as we seek companies that have proven over time to generate high returns on capital and produce significant free cash flow.

During the past seven months, we benefitted from both sector allocation and stock selection. The best performing S&P 500 sectors were Telecommunications, Utilities, and Materials and the worst performing sectors were Financials, HealthCare, and Industrials. Our lack of exposure to Utilities detracted value while our positions in Materials and Telecom aided performance. Our underweight and selection in Financials added the most value to performance. The lack of exposure to any large cap banks and the ownership of a well-run REIT helped drive alpha in that sector. Offsetting this was our underweight in Consumer Discretionary names and our selection in Technology. The large mega-cap Technology names were some of our worst performing stocks. Cisco, Intel, and Microsoft were all down more than 8% during this time period. In the past seven months we added and bought positions in Activision Blizzard, Hatteras Financial, Lorillard, Martin Marietta, and NewMarket. We sold or reduced positions in Albemarle, Alexander & Baldwin, Altria, Berkshire Hathaway, Brinks, Brown Forman, Chevron, Coca Cola, ConocoPhillips, Dominion, Frontier Communications, Intel, IBM, J&J, Novartis, UDR, Universal, Vulcan Materials, and White Mountain Insurance.

Despite the aforementioned favoritism toward quality this year, a more interesting observation is the tight correlation among all stocks in the S&P 500. The correlation of the S&P 500 reached 85%, the largest percentage of stocks moving in the same direction in the last 40 years and more than two standard deviations above the mean.1 This environment makes it difficult for managers to add alpha through stock selection. Fortunately, the trends are starting to show more signs of dispersion and creating a more attractive landscape for active managers. Our history of uncovering great franchises at compelling valuations should bode well going forward.

Portfolio manager comments on the Fund and the related investment outlook.

We remain optimistic toward equities. The valuations are reasonable and the long-term prospects are favorable for well-managed companies. We remain firm in our belief that we are in a long, measured recovery where time is the most important variable to renewed growth. The prospect of a double dip is unlikely, and despite the well-known structural

The FBR Funds

FBR Balanced Fund
Management Overview; Equity Portfolio (continued)

macro headwinds, most firms are fundamentally on the right track. We are 90% through Q3 earnings season as of this writing and over 70% of companies beat bottom line expectations and 60% beat top line estimates. If you exclude housing and other construction related industries, the vast majority of businesses are seeing a pickup in demand. The regulatory uncertainty on taxes, healthcare and other issues are still holding back hiring, but we feel the direction of corporate America is positive.

Moreover, the financial strength of corporate America continues to improve. While financial companies and many consumers continue to delever, corporate businesses are awash in cash. Cash balances are the highest in decades and management teams have a plethora of options to allocate capital. There is over $1.2 trillion excess cash on corporate balance sheets earning next to nothing. As long as interest rates remain low and thus the cost of holding cash remains high, we expect more firms will be putting cash to work. Companies can use excess cash as well as borrow in the corporate bond market and buy higher yielding assets in the equity market, immediately earning a spread. Microsoft recently issued $4.75 billion of senior unsecured notes with an average weighted annual coupon of 2.4% over nine years. One of the stated uses of the proceeds is to buy back stock. Borrowing at 2.4% and buying back stock at a 9% cash flow yield creates double-digit returns. Also, borrowing against cash reserves is another way of using foreign cash balances to enhance shareholder value without paying the punitive taxes associated with repatriating it. Another anomaly is the fact that more U.S. companies are paying dividends that exceed their corporate bond yields than at any time in the last fifteen years. Johnson & Johnson is a case in point. In August, the company sold ten-year debt at a record low interest rate of 2.95%; yet, the stock has a current dividend yield of 3.4% after the company raised its dividend over 10% in April.

In addition to returning cash to shareholders through stock repurchases and dividends, management teams will continue to look to M&A to offset anemic organic growth. We have started to see sizable pickup in deal activity and expect that to continue going forward. While forecasting takeouts is a difficult prognostication, we are encouraged to see higher quality companies that earn high returns on capital and generate strong free cash flow warrant this new found attention. As you would expect, our portfolio is filled with companies that match this profile.

[1]	Standard deviation is a widely used measure of how much variation there is in a data set from the “average”. A low standard deviation indicates the data points tend to be very close to the average and a high standard deviation indicates that the data is spread out over a wide range of outcomes.

The FBR Funds

FBR Balanced Fund
Management Overview; Fixed Income Portfolio

For the seven-month period ended October 31, 2010, the Investor Class of the FBR Balanced Fund returned 5.04%. This compares to the S&P 500 Index and the Morningstar Moderate Allocation Category Average which returned 2.33% and 4.02% for the same period respectively.

Portfolio Manager: Gary Cloud, CFA® and Peter Greig, CFA®, Financial Counselors, Inc.

Over the previous 7 months, how did the fixed income portion of the FBR Balanced Fund perform and what factors contributed to this performance?

The FBR Balanced Fund delivered an in-line performance compared to its benchmark and peer group for the latest period. Fixed income investments remain in favor this year as investors discount the durability of the economic expansion and focus on lingering disinflationary factors impacting the private sector. Our sector overweights in the corporate credit arena added nicely to relative performance while our underweight duration position detracted from our relative performance. Secondarily, the yield to maturity of the portfolio is greater than the benchmark index and provided an income advantage for the Fund.

Portfolio manager comments on the Fund and the related investment outlook.

We believe that the most recent extension of quantitative easing by the Federal Reserve will favor the non-Treasury security sector, but ups and downs can be expected as sovereign debt concerns in Europe continue to make headlines. It seems as if a great portion of the decline in Treasury rates has already occurred in anticipation of Quantitative Easing 2 (QE2), however, longer rates could still trend slightly lower given the moderately-sized ($500-600 billion, 6-9 month) program.

In any event, QE2 should put a ceiling on rates for the near term. Any actual increase in the Fed Funds rate is too far off to even fathom at this point. While there is rightful concern about the budget deficit and the monetization of the debt, projected total returns of 2.5-3.5% still look relatively attractive compared to practically no return in money market funds, in our opinion.

With regards to sectors, we remain bullish on finance company bonds, particularly select banks and insurance issuers, not only because valuations remain attractive but because we continue to expect that new Basel guidelines and financial regulations will leave banks less leveraged and less risky and therefore we believe they will become even better credits.

The opinions expressed in this commentary reflect those of the Portfolio Manager(s) as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Balanced Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2)(5) vs. S&P 500 Index(1)(3)

Total Returns—For the Periods Ended October 31, 2010(4)
		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Balanced Fund Investor Class(1)(2)(5)	14.72%	5.38%	5.22%
FBR Balanced Fund I Class(2)(5)	14.97%	5.64%	5.40%
S&P 500 Index(1)(3)	16.52%	1.73%	(0.02)%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
     The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. If reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)

The graph assumes a hypothetical $10,000 initial investment in the Investor Class shares of the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)

FBR Fund Advisers, Inc. and the Fund’s predecessor investment adviser each waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic ecomony through changes in aggregate market value of 500 stocks representing all major industries.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)

The Fund is the investment successor to the AFBA 5Star Balanced Fund which commenced operations on June 3, 1997. On March 12, 2010, the AFBA 5Star Balanced Fund was reorganized into the Fund. The performance presented for the Investor Class of the Fund for the period prior to March 12, 2010 reflects the performance of the Advisor Class shares of the AFBA 5Star Balanced Fund and the performance presented for the I Class of the Fund for the period prior to March 12, 2010 reflects the performance of the Class I shares of the AFBA 5Star Balanced Fund. The performance of the Advisor Class shares of the AFBA 5Star Balanced Fund for the period prior to September 24, 2001 includes the performance of the Class I shares of the AFBA 5Star Balanced Fund.

The FBR Funds

FBR Balanced Fund
Portfolio Summary
October 31, 2010

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sectors	% of Total Investments

Common Stock	62.5%
Consumer, Non-cyclical	19.4%
Technology	7.8%
Financial	5.6%
Energy	5.6%
Basic Materials	5.2%
Industrial	5.2%
Utilities	4.1%
Consumer, Cyclical	3.8%
Real Estate Investment Trust	3.4%
Miscellaneous	2.4%
Corporate Bond	21.5%
Financial	13.5%
Consumer, Non-cyclical	1.7%
Basic Materials	1.5%
Communications	1.4%
Consumer, Cyclical	1.3%
Industrial	1.0%
Miscellaneous	1.1%
U.S. Treasury Obligations	7.8%
Investment Companies	3.4%
U.S. Government Agency Obligations	2.9%

Cash	1.9%

The FBR Funds

FBR Balanced Fund
Portfolio of Investments
October 31, 2010

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 62.4%
	Basic Materials — 5.2%
32,214	Albemarle Corp.	$1,614,888
23,039	NewMarket Corp.	2,730,582

		4,345,470

	Communications — 2.4%
62,000	Verizon Communications, Inc.	2,013,140

	Consumer, Cyclical — 3.8%
69,853	Lowe’s Companies, Inc.	1,489,965
31,838	Wal-Mart Stores, Inc.	1,724,664

		3,214,629

	Consumer, Non-Cyclical — 19.4%
77,139	Altria Group, Inc.	1,960,873
49,150	Bristol-Myers Squibb Co.	1,322,135
12,225	Brown-Forman Corp., Class B	743,402
54,700	Corrections Corporation of America*	1,404,149
22,050	Johnson & Johnson	1,403,924
20,957	Lorillard, Inc.	1,788,470
83,000	Pfizer, Inc.	1,444,200
19,782	Philip Morris International, Inc.	1,157,247
39,800	The Coca-Cola Co.	2,440,536
35,000	The Hershey Co.	1,732,150
19,093	Universal Corp.	791,214

		16,188,300

	Energy — 5.5%
11,030	BP PLC ADR	450,355
23,250	Chevron Corp.	1,920,682
34,120	ConocoPhillips	2,026,728
6,000	Hugoton Royalty Trust	119,580
5,000	San Juan Basin Royalty Trust	122,550

		4,639,895

	Financial — 5.6%
11,000	Ares Capital Corp.	184,140
18,023	Berkshire Hathaway, Inc., Class B*	1,433,910
4,500	Hercules Technology Growth Capital, Inc.	45,810
14,000	MCG Capital Corp.	88,620

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
October 31, 2010

		VALUE
SHARES		(NOTE 2)

	Financial — 5.6% (continued)
6,500	NGP Capital Resources Co.	$65,130
15,500	PennantPark Investment Corp.	172,360
83,500	Wells Fargo & Co.	2,177,680
1,600	White Mountains Insurance Group, Ltd.	510,720

		4,678,370

	Industrial — 5.2%
43,900	Alexander & Baldwin, Inc.	1,511,477
16,000	FedEx Corp.	1,403,520
6,000	Knightsbridge Tankers Ltd.	130,380
12,949	Martin Marietta Materials, Inc.	1,042,136
19,000	Navios Maritime Holdings, Inc.	113,810
11,000	Teekay Tankers Ltd., Class A	130,680

		4,332,003

	Real Estate Investment Trust — 3.4%
37,500	Chimera Investment Corp.	153,750
35,000	Hatteras Financial Corp.	1,024,800
4,000	Starwood Property Trust, Inc.	80,840
60,599	UDR, Inc.	1,362,266
8,500	Walter Investment Management Corp.	155,720
7,000	Winthrop Realty Trust	95,200

		2,872,576

	Technology — 7.8%
90,374	Activision Blizzard, Inc.	1,036,590
98,800	Intel Corp.	1,982,916
11,240	International Business Machines Corp.	1,614,064
70,448	Microsoft Corp.	1,876,734

		6,510,304

	Utilities — 4.1%
53,290	Dominion Resources, Inc.	2,315,984
60,315	Duke Energy Corp.	1,098,336

		3,414,320

	Total Common Stocks (Cost $45,456,728)	52,209,007

	PREFERRED STOCK — NM
13,600	Federal National Mortgage Association, Perpetual, Series S,
	8.25%, due 12/31/10 (Cost $340,000)*(a)	7,480

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
October 31, 2010

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	CORPORATE BONDS — 21.5%
	Basic Materials — 1.5%
$350,000	Barrick Gold Financeco LLC	6.125%	9/15/13	$399,818
250,000	BHP Billiton Finance USA Ltd.	6.750	11/1/13	288,467
315,000	EI du Pont de Nemours & Co.	4.750	3/15/15	357,324
150,000	International Paper Co.	9.375	5/15/19	198,390

				1,243,999

	Communications — 1.4%
275,000	Corning, Inc.	6.050	6/15/15	276,181
300,000	Deutsche Telekom International Finance BV	5.875	8/20/13	336,887
350,000	Verizon Communications, Inc.	5.250	4/15/13	387,008
150,000	Verizon Communications, Inc.	8.750	11/1/18	206,537

				1,206,613

	Consumer, Cyclical — 1.3%
300,000	Best Buy Company, Inc.	6.750	7/15/13	336,098
150,000	Marriott International, Inc., Series J	5.625	2/15/13	162,602
300,000	Starbucks Corp.	6.250	8/15/17	347,190
200,000	The Home Depot, Inc.	5.400	3/1/16	229,684

				1,075,574

	Consumer, Non-cyclical — 1.7%
150,000	Anheuser-Busch InBev Worldwide, Inc.(b)	7.750	1/15/19	194,283
150,000	CIGNA Corp.	8.500	5/1/19	195,993
350,000	Diageo Capital PLC	7.375	1/15/14	415,547
325,000	GlaxoSmithKline Capital, Inc.	4.850	5/15/13	357,998
250,000	UnitedHealth Group, Inc.	5.375	3/15/16	286,308

				1,450,129

	Energy — 0.5%
200,000	Devon Energy Corp.	5.625	1/15/14	225,912
150,000	Husky Energy, Inc.	5.900	6/15/14	167,929

				393,841

	Financial — 13.5%
250,000	Aflac, Inc.	8.500	5/15/19	320,598
60,000	American Express Credit Corp., Series C	7.300	8/20/13	68,657
300,000	Associates Corporation of North America	6.950	11/1/18	339,502
325,000	Boston Properties LP	6.250	1/15/13	357,770

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
October 31, 2010

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	Financial — 13.5% (continued)
$325,000	Caterpillar Financial Services Corp.	4.900%	8/15/13	$359,621
705,000	Citigroup, Inc.	6.125	11/21/17	785,825
375,000	CME Group, Inc.	5.750	2/15/14	426,993
275,000	Credit Suisse USA, Inc.	5.125	8/15/15	310,710
275,000	Discover Financial Services	10.250	7/15/19	352,184
250,000	Fifth Third BanCorp.	6.250	5/1/13	275,552
240,000	First Niagara Financial Group, Inc.	6.750	3/19/20	262,486
125,000	General Electric Capital Corp.	4.800	5/1/13	135,326
250,000	General Electric Capital Corp.	5.500	6/4/14	280,507
160,000	Jefferies Group, Inc.	8.500	7/15/19	189,227
346,000	JPMorgan Chase & Co.	5.750	1/2/13	377,076
300,000	KeyCorp.	6.500	5/14/13	330,308
320,000	Lazard Group	6.850	6/15/17	343,941
300,000	Manulife Financial Corp.	3.400	9/17/15	305,054
230,000	Merrill Lynch & Co., Inc.	6.875	4/25/18	258,524
250,000	Merrill Lynch & Company, Inc., Series MTNC(a)	0.749	1/15/15	235,750
100,000	MetLife, Inc., Series A	6.817	8/15/18	120,775
250,000	Morgan Stanley	6.625	4/1/18	281,224
250,000	Morgan Stanley	4.750	4/1/14	261,207
350,000	New York Life Global Funding(b)	5.250	10/16/12	379,769
310,000	Prudential Financial, Inc.	5.500	3/15/16	343,786
285,000	Prudential Financial, Inc., Series MTNB	5.100	9/20/14	312,793
150,000	Regions Financial Corp.	7.750	11/10/14	164,292
250,000	SunTrust Banks, Inc.	6.000	9/11/17	269,465
375,000	SunTrust Banks, Inc.	5.250	11/5/12	396,538
150,000	Swiss Re Solutions Holding Corp.	7.000	2/15/26	163,045
350,000	The Allstate Corp.	5.000	8/15/14	391,942
475,000	The Goldman Sachs Group, Inc.	5.375	3/15/20	503,512
300,000	The Hartford Financial Services Group, Inc.	5.375	3/15/17	311,943
300,000	Toyota Motor Credit Corp.	5.170	1/11/12	314,711
300,000	Wachovia Corp.	5.250	8/1/14	326,048
400,000	Wells Fargo & Co.	5.250	10/23/12	432,926

				11,289,587

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
October 31, 2010

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	Industrial — 1.0%
$300,000	FedEx Corp.	7.375%	1/15/14	$354,185
220,000	The Boeing Co.	5.000	3/15/14	247,634
150,000	Tyco International Finance SA	8.500	1/15/19	198,523

				800,342

	Technology — 0.2%
150,000	Dell, Inc.	4.700	4/15/13	163,192

	Utilities — 0.4%
275,000	Sempra Energy	6.500	6/1/16	332,138

	Total Corporate Bonds (Cost $16,040,378)			17,955,415

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%
402,748	Federal Home Loan Mortgage Corp.	5.000	5/1/20	435,302
745,739	Federal Home Loan Mortgage Corp.	5.500	4/1/37	812,922
534,225	Federal National Mortgage Association	4.500	8/1/20	566,055
551,368	Federal National Mortgage Association	6.000	10/1/37	598,972

	Total U.S. Government Agency Obligations
	(Cost $2,228,222)			2,413,251

	U.S. TREASURY OBLIGATIONS — 7.7%
725,000	U.S. Treasury Bond	6.250	8/15/23	969,347
150,000	U.S. Treasury Bond	5.250	2/15/29	183,727
1,600,000	U.S. Treasury Bond	5.000	5/15/37	1,889,000
170,000	U.S. Treasury Note	0.625	7/31/12	170,897
500,000	U.S. Treasury Note	1.250	9/30/15	502,422
750,000	U.S. Treasury Note	4.750	8/15/17	889,629
400,000	U.S. Treasury Note	3.750	11/15/18	446,187
1,320,000	U.S. Treasury Note	3.500	5/15/20	1,423,854

	Total U.S. Treasury Obligations (Cost $6,209,974)			6,475,063

SHARES

	INVESTMENT COMPANIES — 3.4%
11,500	BlackRock Credit Allocation Income Trust II, Inc.			119,485
14,000	Calamos Convertible Opportunities and Income Fund			183,260
11,850	iShares iBoxx $High Yield Corporate Bond Fund			1,075,269

The FBR Funds

FBR Balanced Fund
Portfolio of Investments (continued)
October 31, 2010

		VALUE
SHARES		(NOTE 2)

4,750	iShares S&P U.S. Preferred Stock Index Fund	$188,147
4,500	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	77,805
25,750	SPDR Barclays Capital High Yield Bond Fund	1,052,660
14,000	Wells Fargo Advantage Income Opportunities Fund	144,200

	Total Investment Companies (Cost $2,649,332)	2,840,826

	SHORT-TERM INVESTMENT — 1.9%
1,587,943	JPMorgan 100% U.S. Treasury Securities Money Market Fund
	(Cost $1,587,943)	1,587,943

	Total Investments — 99.8% (Cost $74,512,577)	83,488,985

	Other Assets Less Liabilities — 0.2%	178,365

	Net Assets — 100.0%	$83,667,350

*	Non-income producing security
(a)	Variable/floating rate security
(b)

This security is a restricted security under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2010, the total amount of 144A securities was $574,052, or 0.7% of total net assets.

ADR	American Depositary Receipts
LLC	Limited Liability Company
LP	Limited Partnership
NM	Not Meaningful
PLC	Public Liability Company

Note:

For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Core Bond Fund
Management Overview

Portfolio Manager: Gary Cloud, CFA® and Peter Greig, CFA®, Financial Counselors, Inc.

Over the previous 7 months, how did the fixed income portion of the FBR Balanced Fund perform and what factors contributed to this performance?

For the seven-month period ended October 31, 2010, the Investor Class Shares of the FBR Core Bond Fund returned 6.98%. This compares to the Barclays Capital Intermediate U.S. Government/Credit Index and the Morningstar Intermediate Term Bond category average which over the same time period returned 6.32% and 6.67%, respectively.

The Core Bond Fund delivered an in-line performance compared to its benchmark and peer group for the latest period. Fixed income investments remain in favor this year as investors discount the durability of the economic expansion and focus on lingering disinflationary factors impacting the private sector. Our sector overweights in the corporate credit arena added nicely to relative performance while our underweight duration position detracted from our relative performance. Secondarily, the yield to maturity of the portfolio is greater than the benchmark index and provided an income advantage for the Fund.

Portfolio manager comments on the Fund and the related investment outlook.

We believe that the most recent extension of quantitative easing by the Federal Reserve will favor the non-Treasury security sector, but ups and downs can be expected as sovereign debt concerns in Europe continue to make headlines. It seems as if a great portion of the decline in Treasury rates has already occurred in anticipation of Quantitative Easing 2 (QE2), however, longer rates could still trend slightly lower given the moderately-sized ($500-600 billion, 6-9 month) program.

In any event, QE2 should put a ceiling on rates for the near term. Any actual increase in the Fed Funds rate is too far off to even fathom at this point. While there is rightful concern about the budget deficit and the monetization of the debt, projected total returns of 2.5-3.5% still look relatively attractive compared to practically no return in money market funds, in our opinion.

With regards to sectors, we remain bullish on finance company bonds, particularly select banks and insurance issuers, not only because valuations remain attractive but because we continue to expect that new Basel guidelines and financial regulations will leave banks less leveraged and less risky and therefore we believe they will become even better credits.

The opinions expressed in this commentary reflect those of the Portfolio Manager(s) as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Core Bond Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2)(5) vs. Barclays Capital Intermediate U.S. Government/Credit Index(1)(3)

Total Returns—For the Periods Ended October 31, 2010(4)
		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Core Bond Fund Investor Class(1)(2)(5)	9.26%	6.82%	7.35%
FBR Core Bond Fund I Class(2)(5)	9.61%	7.09%	7.41%
Barclays Capital Intermediate U.S. Government/Credit Index(1)(3)	7.81%	6.16%	6.05%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. If reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Investor Class shares of the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. and the Fund’s predecessor investment adviser each waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The Barclays Capital Intermediate U.S. Government/Credit Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years. Securities have $250 million or more of outstanding face value and must be fixed rate and non-convertible.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)
The Fund is the investment successor to the AFBA 5Star Total Return Bond Fund which commenced investment operations on June 3, 1997. On March 12, 2010, the AFBA 5Star Total Return Bond Fund was reorganized into the Fund. The performance presented for the Investor Class of the Fund for the period prior to March 12, 2010 reflects the performance of the Advisor Class shares of the AFBA 5Star Total Return Bond Fund and the performance presented for the I Class of the Fund for the period prior to March 12, 2010 reflects the performance of the Class I shares of the AFBA 5Star Total Return Bond Fund. The performance of the Advisor Class shares of the AFBA 5Star Total Return Bond Fund for the period prior to September 24, 2001 includes the performance of the Class I shares of the AFBA 5Star Total Return Bond Fund.

The FBR Funds

FBR Core Bond Fund
Portfolio Summary
October 31, 2010

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sectors	% of Total Investments

Common Stocks	5.8%
Financial	1.9%
Real Estate Investment Trust	1.7%
Industrial	1.3%
Energy	0.9%
Corporate Bonds	57.0%
Financial	32.0%
Consumer, Cyclical	8.2%
Communications	5.6%
Consumer, Non-cyclical	3.3%
Basic Materials	2.9%
Industrial	2.7%
Energy	1.2%
Miscellaneous	1.1%
U.S. Treasury Obligations	16.4%
Investment Companies	9.8%
U.S. Government Agency Obligations	8.4%
Convertible Preferred Stock	1.3%

Cash	1.3%

The FBR Funds

FBR Core Bond Fund
Portfolio of Investments
October 31, 2010

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 5.8%
	Energy — 0.9%
6,000	Hugoton Royalty Trust	$119,580
5,000	San Juan Basin Royalty Trust	122,550

		242,130

	Financial — 1.9%
11,000	Ares Capital Corp.	184,140
4,500	Hercules Technology Growth Capital, Inc.	45,810
14,000	MCG Capital Corp.	88,620
6,500	NGP Capital Resources Co	65,130
15,500	PennantPark Investment Corp.	172,360

		556,060

	Industrial — 1.3%
6,000	Knightsbridge Tankers Ltd.	130,380
19,000	Navios Maritime Holdings, Inc.	113,810
11,000	Teekay Tankers Ltd., Class A	130,680

		374,870

	Real Estate Investment Trust — 1.7%
37,500	Chimera Investment Corp.	153,750
4,000	Starwood Property Trust, Inc.	80,840
8,500	Walter Investment Management Corp.	155,720
7,000	Winthrop Realty Trust	95,200

		485,510

	Total Common Stocks (Cost $1,529,219)	1,658,570

	CONVERTIBLE PREFERRED STOCK — 1.3%
	Finance — 1.3%
13,350	Boston Private Capital Trust I, 4.88%, due 10/1/34 (Cost $638,782)	374,634

	PREFERRED STOCK — NM
10,400	Federal National Mortgage Association, Perpetual, Series S, 8.25%, due 12/31/10 (Cost $260,000)* (a)	5,720

The FBR Funds

FBR Core Bond Fund
Portfolio of Investments (continued)
October 31, 2010

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	CORPORATE BONDS — 56.7%
	Basic Materials — 2.9%
$300,000	Barrick Gold Financeco LLC	6.125%	9/15/13	$342,701
285,000	EI du Pont de Nemours & Co.	4.750	3/15/15	323,293
125,000	International Paper Co.	9.375	5/15/19	165,325

				831,319

	Communications — 5.6%
360,000	AT&T, Inc.	5.875	8/15/12	391,857
250,000	Comcast Corp.	6.500	1/15/17	296,836
250,000	Corning, Inc.	6.050	6/15/15	251,074
275,000	Deutsche Telekom International Finance BV	5.875	8/20/13	308,813
280,000	Rogers Communications, Inc.	7.500	3/15/15	345,042

				1,593,622

	Consumer, Cyclical — 8.1%
275,000	Best Buy Company, Inc.	6.750	7/15/13	308,090
138,000	GameStop Corp. / GameStop, Inc.	8.000	10/1/12	143,003
300,000	Lowe’s Companies, Inc.	5.600	9/15/12	326,143
150,000	Marriott International, Inc., Series J	5.625	2/15/13	162,602
325,000	Phillips-Van Heusen Corp.	7.750	11/15/23	360,789
575,000	Royal Caribbean Cruises Ltd.	7.500	10/15/27	579,312
275,000	Starbucks Corp.	6.250	8/15/17	318,257
120,000	The Home Depot, Inc.	5.400	3/1/16	137,811

				2,336,007

	Consumer, Non-Cyclical — 3.3%
125,000	Anheuser-Busch InBev Worldwide, Inc.(b)	7.750	1/15/19	161,902
125,000	CIGNA Corp.	8.500	5/1/19	163,328
250,000	Diageo Capital PLC	5.200	1/30/13	273,588
325,000	GlaxoSmithKline Capital, Inc.	4.850	5/15/13	357,997

				956,815

	Energy — 1.2%
175,000	Devon Energy Corp.	5.625	1/15/14	197,673
125,000	Husky Energy, Inc.	5.900	6/15/14	139,941

				337,614

	Financial — 31.8%
250,000	Aflac, Inc.	8.500	5/15/19	320,598
60,000	American Express Credit Corp., Series C	7.300	8/20/13	68,657

The FBR Funds

FBR Core Bond Fund
Portfolio of Investments (continued)
October 31, 2010

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	Financial — 31.8% (continued)
$140,000	American Express Travel Related Services
	Company, Inc.(b)	5.250%	11/21/11	$145,386
250,000	Associates Corporation of North America	6.950	11/1/18	282,918
200,000	Capital One Financial Corp.	6.750	9/15/17	240,954
325,000	Caterpillar Financial Services Corp.	4.900	8/15/13	359,621
250,000	Citigroup, Inc.	6.125	11/21/17	278,662
300,000	CME Group, Inc.	5.750	2/15/14	341,594
225,000	Credit Suisse USA, Inc.	5.125	8/15/15	254,217
175,000	Discover Financial Services	10.250	7/15/19	224,117
250,000	Fifth Third BanCorp.	6.250	5/1/13	275,551
125,000	General Electric Capital Corp.	4.800	5/1/13	135,326
281,000	General Electric Capital Corp.	5.000	4/10/12	296,870
140,000	Jefferies Group, Inc.	8.500	7/15/19	165,574
235,000	JPMorgan Chase & Co.	5.375	10/1/12	254,365
300,000	KeyCorp.	6.500	5/14/13	330,308
300,000	Lazard Group	6.850	6/15/17	322,445
300,000	Manulife Financial Corp.	3.400	9/17/15	305,054
170,000	Merrill Lynch & Co., Inc.	6.875	4/25/18	191,083
200,000	Merrill Lynch & Company, Inc., Series MTNC(a)	0.749	1/15/15	188,600
275,000	MetLife, Inc., Series A	6.817	8/15/18	332,130
250,000	Morgan Stanley	6.625	4/1/18	281,224
275,000	New York Life Global Funding(b)	5.250	10/16/12	298,390
288,000	Prudential Financial, Inc.	5.500	3/15/16	319,388
250,000	Prudential Financial, Inc., Series MTNB	5.100	9/20/14	274,380
125,000	Regions Financial Corp.	7.750	11/10/14	136,910
300,000	SunTrust Banks, Inc.	6.000	9/11/17	323,358
215,000	SunTrust Banks, Inc.	5.250	11/5/12	227,349
125,000	Swiss Re Solutions Holding Corp.	7.000	2/15/26	135,871
270,000	The Allstate Corp.	5.000	8/15/14	302,355
500,000	The Goldman Sachs Group, Inc.	5.375	3/15/20	530,013
300,000	The Hartford Financial Services Group, Inc.	5.375	3/15/17	311,943
275,000	Toyota Motor Credit Corp.	5.170	1/11/12	288,485
166,000	Union Planters Corp.	4.375	12/1/10	166,340
200,000	Wachovia Corp.	5.250	8/1/14	217,365

				9,127,401

The FBR Funds

FBR Core Bond Fund
Portfolio of Investments (continued)
October 31, 2010

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	Industrial — 2.7%
$50,000	American Railcar Industries, Inc.	7.500%	3/1/14	$50,875
275,000	FedEx Corp.	7.375	1/15/14	324,670
200,000	The Boeing Co.	5.000	3/15/14	225,122
125,000	Tyco International Finance SA	8.500	1/15/19	165,436

				766,103

	Utilities — 1.1%
250,000	Sempra Energy	6.500	6/1/16	301,944

	Total Corporate Bonds (Cost $14,518,797)			16,250,825

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.3%
852,273	Federal Home Loan Mortgage Corp.	5.500	4/1/37	929,054
668,022	Federal National Mortgage Association	4.500	8/1/20	707,823
689,209	Federal National Mortgage Association	6.000	10/1/37	748,715

	Total U.S. Government Agency Obligations
	(Cost $2,199,219)			2,385,592

	U.S. TREASURY OBLIGATIONS — 16.2%
650,000	U.S. Treasury Bond	6.250	8/15/23	869,070
375,000	U.S. Treasury Bond	5.250	2/15/29	459,317
1,200,000	U.S. Treasury Bond	5.000	5/15/37	1,416,750
500,000	U.S. Treasury Note	1.250	9/30/15	502,422
310,000	U.S. Treasury Note	4.750	8/15/17	367,713
500,000	U.S. Treasury Note	3.750	11/15/18	557,734
450,000	U.S. Treasury Note	3.500	5/15/20	485,405

	Total U.S. Treasury Obligations (Cost $4,482,722)			4,658,411

SHARES

	INVESTMENT COMPANIES — 9.7%
11,500	BlackRock Credit Allocation Income Trust II, Inc.			119,485
14,000	Calamos Convertible Opportunities and Income Fund			183,260
11,350	iShares iBoxx $High Yield Corporate Bond Fund			1,029,899
4,750	iShares S &P U.S. Preferred Stock Index Fund			188,148
4,500	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.			77,805

The FBR Funds

FBR Core Bond Fund
Portfolio of Investments (continued)
October 31, 2010

		VALUE
SHARES		(NOTE 2)

25,450	SPDR Barclays Capital High Yield Bond Fund	$1,040,396
14,000	Wells Fargo Advantage Income Opportunities Fund	144,200

	Total Investment Companies (Cost $2,595,738)	2,783,193

	SHORT-TERM INVESTMENT — 1.3%
378,278	JPMorgan 100% U.S. Treasury Securities Money Market Fund
	(Cost $378,278)	378,278

	Total Investments — 99.3% (Cost $26,602,755)	28,495,223

	Other Assets Less Liabilities — 0.7%	197,147

	Net Assets — 100.0%	$28,692,370

*	Non-income producing security
(a)	Variable/floating rate security
(b)
This security is a restricted security under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2010, the total amount of 144A securities was $605,678, or 2.1% of total net assets.

LLC	Limited Liability Company
NM	Not Meaningful
PLC	Public Liability Company

Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Assets and Liabilities
October 31, 2010

	FBR	FBR
	Balanced Fund	Core Bond Fund

ASSETS
Investment Securities at Cost	$74,512,577	$26,602,755

Investment Securities at Value (Note 2)	$83,488,985	$28,495,223
Receivable for Capital Shares Sold	53,620	934
Dividends and Interest Receivable	455,121	297,495
Prepaid Expenses	37,666	26,706

Total Assets	84,035,392	28,820,358

LIABILITIES
Payable for Capital Shares Redeemed	21,393	8,025
Payable for Investment Securities Purchased	212,839	—
Distribution Payable	—	79,608
Investment Advisory Fee Payable (Note 4)	25,351	2,522
Administration Fee Payable (Note 4)	5,131	1,554
Distribution and Service Fees Payable (Note 4)	8,771	955
Other Accrued Expenses	94,557	35,324

Total Liabilities	368,042	127,988

NET ASSETS	$83,667,350	$28,692,370

Net Assets Consist of:
Paid-in capital	$82,675,824	$26,408,950
Accumulated net investment income	95,782	4,241
Accumulated net realized gain (loss) on investments	(8,080,664)	386,711
Net unrealized appreciation on investments	8,976,408	1,892,468

NET ASSETS	$83,667,350	$28,692,370

Pricing of Investor Class Shares
Net assets attributable to Investor Class shares	$41,498,735	$4,444,746
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	3,478,998	452,777

Net Asset Value Per Share	$11.93	$9.82

Pricing of I Class Shares
Net assets attributable to I Class shares	$42,168,615	$24,247,624
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	3,705,795	2,680,496

Net Asset Value Per Share	$11.38	$9.05

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Operations

	FBR Balanced Fund

	For the Period	For the
	April 1, 2010 to	Year Ended
	October 31, 2010[1]	March 31, 2010

Investment Income
Dividends[2]	$988,941	$1,497,826
Interest	813,795	1,754,136

Total Investment Income	1,802,736	3,251,962

Expenses
Investment Advisory fees (Note 4)	378,975	649,450
Administration fees (Note 4)	29,356	190,023
Distribution and Service fees – Investor Class (Note 4)	60,810	65,401
Distribution and Service fees – Class B3 (Note 4)	—	3,808
Distribution and Service fees – Class C4 (Note 4)	—	181,800
Transfer agent fees – Investor Class	29,496	1,044
Transfer agent fees – I Class	21,024	1,002
Transfer agent fees (Note 4)	—	122,110
Professional fees	36,784	46,636
Reports to shareholders – Investor Class	22,944	618
Reports to shareholders – I Class	8,733	607
Shareholder administrative fees – Investor Class	16,385	2,704
Shareholder administrative fees – I Class	2,735	2,183
Accounting services fees	14,396	8,597
Registration fees – Investor Class	7,441	97
Registration fees – I Class	6,255	97
Trustees’ fees	12,975	15,453
Insurance fees	8,968	2,239
Compliance fees	8,199	155
Custodian fees	1,419	11,145
Blue Sky fees	—	42,730
Printing fees	—	23,993
Other expenses	(745)	39,520

Total expenses before waivers and related reimbursements	666,150	1,411,412
Less waivers and related reimbursements (Note 4)	(136,427)	(356,740)

Total expenses after waivers and related reimbursements	529,723	1,054,672

Net Investment Income	1,273,013	2,197,290

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investment Transactions	1,513,933	(628,466)
Change in Net Unrealized Appreciation/Depreciation of Investments	1,253,137	20,623,773

Net Gain on Investments	2,767,070	19,995,307

Net Increase in Net Assets Resulting from Operations	$4,040,083	$22,192,597

[1]	The Fund changed its fiscal year end from March 31 to October 31.
[2]	Net of foreign taxes withheld of $371 and $9,195, respectively.
[3]	Class B Shares closed on July 31, 2009.
[4]	Effective after the close of business on March 12, 2010, Class C Shares merged into Investor Class (see Note 9).

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Operations (continued)

	FBR Core Bond Fund

	For the Period	For the
	April 1, 2010 to	Year Ended
	October 31, 2010[1]	March 31, 2010

Investment Income
Dividends[2]	$178,557	$42,104
Interest	744,419	1,484,671

Total Investment Income	922,976	1,526,775

Expenses
Investment Advisory fees (Note 4)	135,099	225,182
Administration fees (Note 4)	10,279	66,236
Distribution and Service fees – Investor Class (Note 4)	6,593	7,616
Distribution and Service fees – Class B3 (Note 4)	—	4,318
Distribution and Service fees – Class C4 (Note 4)	—	13,190
Professional fees	34,832	48,720
Transfer agent fees – Investor Class	7,548	192
Transfer agent fees – I Class	9,911	327
Transfer agent fees (Note 4)	—	27,746
Reports to shareholders – Investor Class	10,614	173
Reports to shareholders – I Class	5,610	293
Trustees’ fees	12,975	15,453
Registration fees – Investor Class	4,057	97
Registration fees – I Class	8,203	97
Compliance fees	6,049	121
Accounting services fees	5,593	543
Insurance fees	2,962	2,069
Shareholder administrative fees – Investor Class	1,268	97
Shareholder administrative fees – I Class	498	485
Custodian fees	461	7,442
Blue Sky fees	—	41,620
Printing fees	—	9,440
Other expenses	2,172	29,833

Total expenses before waivers and related reimbursements	264,724	501,290
Less waivers and related reimbursements (Note 4)	(80,808)	(177,887)

Total expenses after waivers and related reimbursements	183,916	323,403

Net Investment Income	739,060	1,203,372

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investment Transactions	376,245	176,611
Change in Net Unrealized Appreciation/Depreciation of Investments	857,643	1,897,143

Net Gain on Investments	1,233,888	2,073,754

Net Increase in Net Assets Resulting from Operations	$1,972,948	$3,277,126

[1]	The Fund changed its fiscal year end from March 31 to October 31.
[2]	Net of foreign taxes withheld of $371.
[3]	Class B Shares closed on July 31, 2009.
[4]	Effective after the close of business on March 12, 2010, Class C Shares merged into Investor Class (see Note 9).

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Changes in Net Assets

	FBR Balanced Fund

		For the	For the
	For the Period	Year	Year
	April 1, 2010 to	Ended	Ended
	October 31,	March 31,	March 31,
	2010[1]	2010	2009[2]

From Investment Activities
Net Investment Income	$1,273,013	$2,197,290	$2,205,519
Net Realized Gain (Loss) on Investment Transactions	1,513,933	(628,466)	(9,435,280)
Change in Net Unrealized Appreciation/Depreciation of Investments	1,253,137	20,623,773	(13,446,704)

Net Increase (Decrease) in Net Assets
Resulting from Operations	4,040,083	22,192,597	(20,676,465)

Distributions to Shareholders
Net Investment Income
Investor Class (Advisor Class)	(567,219)	(733,712)	(495,150)
I Class	(613,557)	(1,172,404)	(952,198)
Class B	—	(5,820)	(23,655)
Class C	—	(394,015)	(256,602)
Net Realized Gains From Investment Transactions
Investor Class (Advisor Class)	—	—	(321,582)
I Class	—	—	(590,686)
Class B	—	—	(22,969)
Class C	—	—	(225,817)
Return of Capital
Investor Class (Advisor Class)	—	—	(68,828)
I Class	—	—	(131,516)
Class B	—	—	(2,792)
Class C	—	—	(40,062)

Total Distributions to Shareholders	(1,180,776)	(2,305,951)	(3,131,857)

From Share Transactions
Net Increase (Decrease) in Net Assets
Resulting from Share Transactions	(5,403,744)	194,955	8,909,205

Total Increase (Decrease) in Net Assets	(2,544,437)	20,081,601	(14,899,117)
Net Assets – Beginning of Period	86,211,787	66,130,186	81,029,303

Net Assets – End of Period	$83,667,350	$86,211,787	$66,130,186

Accumulated Net Investment Income	$95,782	$—	$236,153

[1]	The Fund changed its fiscal year end from March 31 to October 31.
[2]	Audited by other Independent Registered Public Accounting Firm.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Changes in Net Assets

	FBR Core Bond Fund

		For the	For the
	For the Period	Year	Year
	April 1, 2010 to	Ended	Ended
	October 31,	March 31,	March 31,
	2010[1]	2010	2009[2]

From Investment Activities
Net Investment Income	$739,060	$1,203,372	$1,074,470
Net Realized Gain on Investment Transactions	376,245	176,611	129,360
Change in Net Unrealized Appreciation/Depreciation of Investments	857,643	1,897,143	(1,443,066)

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,972,948	3,277,126	(239,236)

Distributions to Shareholders
Net Investment Income
Investor Class (Advisor Class)	(102,123)	(124,609)	(71,827)
I Class	(636,626)	(1,092,527)	(887,322)
Class B	—	(13,698)	(40,382)
Class C	—	(46,655)	(38,129)
Net Realized Gains From Investment Transactions
Investor Class (Advisor Class)	—	(17,570)	—
I Class	—	(128,515)	—
Class B	—	—	—
Class C	—	(7,920)	—
Return of Capital
Investor Class (Advisor Class)	—	—	—
I Class	—	—	—
Class B	—	—	—
Class C	—	—	—

Total Distributions to Shareholders	(738,749)	(1,431,494)	(1,037,660)

From Share Transactions
Net Increase (Decrease) in Net Assets
Resulting from Share Transactions	(1,041,918)	(52,730)	868,316

Total Increase (Decrease) in Net Assets	192,281	1,792,902	(408,580)
Net Assets – Beginning of Period	28,500,089	26,707,187	27,115,767

Net Assets – End of Period	$28,692,370	$28,500,089	$26,707,187

Accumulated Net Investment Income (Loss)	$4,241	$(89)	$61,766

[1]	The Fund changed its fiscal year end from March 31 to October 31.
[2]	Audited by other Independent Registered Public Accounting Firm.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Financial Highlights

The following tables provide per share data for a share outstanding throughout each period for each Fund. Other data includes investment performance, ratios to average net assets and other supplemental information.

	Balanced Fund — Investor Class

	For the
	Period
	April 1,
	2010 to		For the Years Ended March 31,
	October 31,
	2010[4]		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.52		$8.92	$12.27	$14.48	$13.48	$12.58

Income (Loss) from Investment Operations:
Net Investment Income[1]	0.17		0.29	0.32	0.39	0.36	0.37
Net Realized and Unrealized Gain (Loss) on Investments[1,2]	0.40		2.61	(3.23)	0.34	1.13	0.89

Total from Investment Operations	0.57		2.90	(2.91)	0.73	1.49	1.26

Distributions to Shareholders:
From Net Investment Income	(0.16)		(0.30)	(0.25)	(0.37)	(0.33)	(0.36)
From Net Realized Gain	—		—	(0.17)	(2.57)	(0.16)	—
Return of Capital	—		—	(0.03)	—	—	—

Total Distributions	(0.16)		(0.30)	(0.45)	(2.94)	(0.49)	(0.36)

Paid-in Capital from Redemption Fees[1]	0.00	[5]	0.00 [5]	0.01	—	—	—

Net Increase (Decrease) in Net Asset Value	0.41		2.60	(3.35)	(2.21)	1.00	0.90

Net Asset Value – End of Period	$11.93		$11.52	$8.92	$12.27	$14.48	$13.48

Total Investment Return[3]	5.04%	(A)	32.76%	(24.28)%	4.45%	11.19%	10.18%
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[6]	1.24%	(B)	1.25%	1.32%	1.33%	1.33%	1.33%
Expenses Before Waivers and Related Reimbursements[6]	1.60%	(B)	1.69%	1.84%	1.66%	1.51%	1.69%
Net Investment Income After Waivers and Related Reimbursements	2.56%	(B)	2.70%	3.03%	2.75%	2.52%	2.82%
Net Investment Income Before Waivers and Related Reimbursements	2.21%	(B)	2.26%	2.50%	2.42%	2.34%	2.46%
Supplementary Data:
Portfolio Turnover Rate	27%	(A)	26%	32%	110%	28%	18%
Net Assets at End of Period (in thousands)	$41,499		$46,809	$18,858	$21,700	$24,260	$13,413

[1]	Calculated based on average shares outstanding.
[2]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[3]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[4]	The Fund changed its fiscal year end from March 31 to October 31.
[5]	Less than $0.01
[6]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	Balanced Fund — I Class

	For the
	Period
	April 1,
	2010 to		For the Years Ended March 31,
	October 31,
	2010[4]		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$10.99		$8.52	$11.75	$13.98	$13.04	$12.19

Income (Loss) from Investment Operations:
Net Investment Income[1]	0.18		0.30	0.33	0.42	0.38	0.39
Net Realized and Unrealized Gain (Loss) on Investments[1,2]	0.38		2.50	(3.10)	0.33	1.10	0.86

Total from Investment Operations	0.56		2.80	(2.77)	0.75	1.48	1.25

Distributions to Shareholders:
From Net Investment Income	(0.17)		(0.33)	(0.26)	(0.41)	(0.38)	(0.40)
From Net Realized Gain	—		—	(0.17)	(2.57)	(0.16)	—
Return of Capital	—		—	(0.04)	—	—	—

Total Distributions	(0.17)		(0.33)	(0.47)	(2.98)	(0.54)	(0.40)

Paid-in Capital from Redemption Fees[1]	0.00	[5]	0.00 [5]	0.01	—	—	—

Net Increase (Decrease) in Net Asset Value	0.39		2.47	(3.23)	(2.23)	0.94	0.85

Net Asset Value – End of Period	$11.38		$10.99	$8.52	$11.75	$13.98	$13.04

Total Investment Return[3]	5.19%	(A)	33.10%	(24.13)%	4.75%	11.47%	10.42%
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[6]	0.99%	(B)	0.99%	1.07%	1.08%	1.08%	1.08%
Expenses Before Waivers and Related Reimbursements[6]	1.20%	(B)	1.43%	1.58%	1.41%	1.25%	1.45%
Net Investment Income After Waivers and Related Reimbursements	2.82%	(B)	3.01%	3.24%	3.00%	2.76%	3.06%
Net Investment Income Before Waivers and Related Reimbursements	2.60%	(B)	2.57%	2.73%	2.67%	2.59%	2.69%
Supplementary Data:
Portfolio Turnover Rate	27%	(A)	26%	32%	110%	28%	18%
Net Assets at End of Period (in thousands)	$42,169		$39,403	$31,127	$41,206	$47,390	$51,757

[1]	Calculated based on average shares outstanding.
[2]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[3]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[4]	The Fund changed its fiscal year end from March 31 to October 31.
[5]	Less than $0.01
[6]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	Core Bond Fund — Investor Class

	For the
	Period
	April 1,
	2010 to		For the Years Ended March 31,
	October 31,
	2010[4]		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$9.39		$8.75	$9.16	$9.71	$9.77	$9.76

Income (Loss) from Investment Operations:
Net Investment Income[1]	0.23		0.38	0.35	0.42	0.50	0.43
Net Realized and Unrealized Gain (Loss) on Investments[1,2]	0.42		0.69	(0.44)	—	0.05	0.16

Total from Investment Operations	0.65		1.07	(0.09)	0.42	0.55	0.59

Distributions to Shareholders:
From Net Investment Income	(0.22)		(0.38)	(0.32)	(0.39)	(0.51)	(0.48)
From Net Realized Gain	—		(0.05)	—	(0.58)	(0.10)	(0.10)

Total Distributions	(0.22)		(0.43)	(0.32)	(0.97)	(0.61)	(0.58)

Paid-in Capital from Redemption Fees[1]	0.00	[5]	0.00 [5]	0.00 [5]	—	—	—

Net Increase (Decrease) in Net Asset Value	0.43		0.64	(0.41)	(0.55)	(0.06)	0.01

Net Asset Value – End of Period	$9.82		$9.39	$8.75	$9.16	$9.71	$9.77

Total Investment Return[3]	6.98%	(A)	12.33%	(0.93)%	4.48%	5.87%	6.22%
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[6]	1.30%	(B)	1.31%	1.33%	1.33%	1.33%	1.33%
Expenses Before Waivers and Related Reimbursements[6]	2.10%	(B)	1.93%	2.14%	2.19%	1.97%	2.09%
Net Investment Income After Waivers and Related Reimbursements	4.17%	(B)	4.11%	4.02%	4.40%	5.18%	4.41%
Net Investment Income Before Waivers and Related Reimbursements	3.37%	(B)	3.49%	3.21%	3.53%	4.54%	3.65%
Supplementary Data:
Portfolio Turnover Rate	46%	(A)	28%	39%	102%	10%	28%
Net Assets at End of Period (in thousands)	$4,445		$4,615	$2,055	$2,030	$4,011	$7,563

[1]	Calculated based on average shares outstanding.
[2]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[3]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[4]	The Fund changed its fiscal year end from March 31 to October 31.
[5]	Less than $0.01
[6]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	Core Bond Fund — I Class

	For the
	Period
	April 1,
	2010 to		For the Years Ended March 31,
	October 31,
	2010[4]		2010	2009	2008	2007	2006

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$8.67		$8.11	$8.52	$9.10	$9.15	$9.13

Income (Loss) from Investment Operations:
Net Investment Income[1]	0.23		0.37	0.35	0.39	0.49	0.45
Net Realized and Unrealized Gain (Loss) on Investments[1,2]	0.38		0.64	(0.42)	0.03	0.05	0.12

Total from Investment Operations	0.61		1.01	(0.07)	0.42	0.54	0.57

Distributions to Shareholders:
From Net Investment Income	(0.23)		(0.40)	(0.34)	(0.42)	(0.49)	(0.45)
From Net Realized Gain	—		(0.05)	—	(0.58)	(0.10)	(0.10)

Total Distributions	(0.23)		(0.45)	(0.34)	(1.00)	(0.59)	(0.55)

Paid-in Capital from Redemption Fees[1]	0.00	[5]	0.00 [5]	0.00 [5]	—	—	—

Net Increase (Decrease) in Net Asset Value	0.38		0.56	(0.41)	(0.58)	(0.05)	0.02

Net Asset Value – End of Period	$9.05		$8.67	$8.11	$8.52	$9.10	$9.15

Total Investment Return[3]	7.15%	(A)	12.62%	(0.74)%	4.78%	6.11%	6.47%
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[6]	1.05%	(B)	1.06%	1.08%	1.08%	1.08%	1.08%
Expenses Before Waivers and Related Reimbursements[6]	1.47%	(B)	1.69%	1.89%	1.94%	1.72%	1.79%
Net Investment Income After Waivers and Related Reimbursements	4.41%	(B)	4.37%	4.27%	4.46%	5.44%	4.95%
Net Investment Income Before Waivers and Related Reimbursements	4.00%	(B)	3.74%	3.46%	3.60%	4.80%	4.24%
Supplementary Data:
Portfolio Turnover Rate	46%	(A)	28%	39%	102%	10%	28%
Net Assets at End of Period (in thousands)	$24,248		$23,885	$22,053	$21,953	$13,234	$12,663

[1]	Calculated based on average shares outstanding.
[2]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[3]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[4]	The Fund changed its fiscal year end from March 31 to October 31.
[5]	Less than $0.01
[6]	Does not include expenses of the funds in which the Fund invests.
(A)	Not Annualized.
(B)	Annualized.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Schedule of Shareholder Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 through October 31, 2010).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2010” to estimate the expenses you paid on your account during this period.

				Expenses Paid
	Net Expense	Beginning	Ending	During the
	Ratio	Account	Account	Six Months
	Annualized	Value	Value	Ended
	October 31, 2010	May 1, 2010	October 31, 2010	October 31, 2010*

Balanced Fund
Investor Class	1.21%	$1,000.00	$1,031.60	$6.20
I Class	0.96	1,000.00	1,032.20	4.92
Core Bond Fund
Investor Class	1.25	1,000.00	1,055.30	6.48
I Class	1.02	1,000.00	1,056.50	5.29

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 365.

The FBR Funds

Schedule of Shareholder Expenses (continued) (unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

				Expenses Paid
	Net Expense	Beginning	Ending	During the
	Ratio	Account	Account	Six Months
	Annualized	Value	Value	Ended
	October 31, 2010	May 1, 2010	October 31, 2010	October 31, 2010*

Balanced Fund
Investor Class	1.21%	$1,000.00	$1,019.11	$6.16
I Class	0.96	1,000.00	1,020.37	4.89
Core Bond Fund
Investor Class	1.25	1,000.00	1,018.91	6.36
I Class	1.02	1,000.00	1,020.07	5.19

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 365.

The FBR Funds

Notes to Financial Statements

1. Organization

The FBR Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized as a business trust under the laws of the State of Delaware on September 29, 2003. The Trust currently consists of 10 series. This report includes the following two series: FBR Balanced Fund (“Balanced Fund”) and FBR Core Bond Fund (“Core Bond Fund”) (each a “Fund” and collectively, the “Funds”). The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value which may be issued in more than one class or series. The I Class and Investor Class shares are currently offered.

During the period, the Funds changed their fiscal year end from March 31 to October 31.

On March 12, 2010, the Balanced Fund and the Core Bond Fund acquired substantially all the assets and assumed the liabilities of the AFBA 5Star Balanced Fund and the AFBA 5Star Total Return Bond Fund (the “predecessor funds”), respectively, each a series of the AFBA 5Star Funds, a Delaware statutory trust, registered under the 1940 Act as an open-end management investment company (Note 9).

On March 12, 2010, following this acquisition, Class I and Advisor Class shares were renamed I Class and Investor Class, respectively (see Note 9). In addition, Class C shares converted into the Investor Class (see Note 9).

The Balanced Fund, a diversified fund, invests in a blend of domestic common stocks, preferred stocks, convertible securities and core, high quality domestic corporate, agency and government bonds. The investment objective of the Fund is long-term capital growth and current income.

The Core Bond Fund, a diversified fund, invests at least 80% of its net assets in fixed income securities, which primarily Include domestic investment grade corporate, agency and governmental bonds. The investment objective of the Fund is current income with capital growth as a secondary objective.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Portfolio Valuation — The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each business day that the exchange is open for trading. Each Fund’s securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and ask prices, except in the case of open short positions where the ask price is used for valuation purposes. The bid price is used

The FBR Funds

Notes to Financial Statements (continued)

when no ask price is available. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments are carried at amortized cost, which approximates market value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Funds’ Board of Trustees (the “Board”), are valued at fair value in good faith by, or at the direction of, the Board.

The Funds have adopted FASB ASC 820 “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Fair Value Measurements applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles (GAAP) from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, securities maturing within 60 days of the filing are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The FBR Funds

Notes to Financial Statements (continued)

The following is a summary of inputs used to value the Funds’ net assets as of October 31, 2010, the Funds did not hold any Level 3 categorized securities during the seven months ended or at October 31, 2010:

		Level 2 – Other
		Significant	Level 3 – Significant
	Level 1 – Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Balanced Fund
Common Stocks*	$52,209,007	$—	$—	$52,209,007
Corporate Bonds	—	17,955,415	—	17,955,415
Investment Companies	2,840,826	—	—	2,840,826
Preferred Stocks	7,480	—	—	7,480
Short-term Investment	1,587,943	—	—	1,587,943
U.S. Government
Agency Obligations	—	2,413,251	—	2,413,251
U.S. Treasury Obligations	—	6,475,063	—	6,475,063

Total	$56,645,256	$26,843,729	$—	$83,488,985

		Level 2 – Other
		Significant	Level 3 – Significant
	Level 1 – Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Core Bond
Common Stocks*	$1,658,570	$—	$—	$1,658,570
Convertible Preferred
Stocks	—	374,634	—	374,634
Corporate Bonds	—	16,250,825	—	16,250,825
Investment Companies	2,783,193	—	—	2,783,193
Preferred Stocks	5,720	—	—	5,720
Short-term Investment	378,278	—	—	378,278
U.S. Government
Agency Obligations	—	2,385,592	—	2,385,592
U.S. Treasury Obligations	—	4,658,411	—	4,658,411

Total	$4,825,761	$23,669,462	$—	$28,495,223

*     Please refer to portfolio of investment for industry classifications of common stocks.

New Accounting Pronouncements — In January 2010, the Financial Accounting Standards Board (“FASB”) issued new guidance as an amendment to fair value measurements and disclosures. The new guidance adds new requirements for disclosure about transfers into and out of Level 1 and Level 2 fair value measurements and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. The guidance also clarifies existing fair value disclosures about the Level

The FBR Funds

Notes to Financial Statements (continued)

of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, except for Level 3 reconciliation disclosures which are effective for interim and annual periods beginning after December 15, 2010. There were no significant transfers into and out of Level 1 and Level 2 during the current period. The Funds do not expect the implications of this guidance to have a material impact on its financial statements.

Share Valuation — The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV. The Funds charge a 1% redemption fee on shares redeemed or exchanged within 90 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Investment Income — Dividend Income is recorded on the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis.

Expenses — The Funds pay all operational expenses, which are either charged directly to a Fund for which the expense is attributable or are allocated proportionately among the Funds based on allocation methods approved by the Board. Certain expenses of the predecessor funds were allocated among the predecessor Funds’ respective series based on relative net assets (see Note 9).

Dividends and Distribution to Shareholders — Dividends from the Balanced Fund’s net investment income, if any, are declared and paid quarterly. Dividends from the Core Bond Fund’s net investment Income, if any, are declared and paid monthly. Distributions from net realized capital gains, if any, will be distributed at least annually for each Fund.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Security Transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates — The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions

The FBR Funds

Notes to Financial Statements (continued)

that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Repurchase Agreements — The Funds have agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreement”). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers which the adviser considers creditworthy pursuant to criteria approved by the Board. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

Indemnification Arrangements — In the normal course of business, the Trust enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Trust in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

3. Risk Factors

Equity Investments — Because the Balanced Fund and Core Bond Fund invests in equity securities, fluctuations in the stock market in general, as well as in the value of particular equity securities held by the Fund, can affect the Funds’ performance. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry and the value of the issuer’s assets.

Debt Investments — The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond’s maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

Foreign Investments — Investing in foreign securities presents unique investment risks. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. The Funds may invest in both sponsored and unsponsored ADRs

The FBR Funds

Notes to Financial Statements (continued)

which are receipts issued by a U.S. bank or trust company evidencing ownership of an indirect interest in underlying securities issued by a foreign issuer. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the non-U.S. issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the non-U.S. issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

High Yield Investments — The Funds may invest a small portion of there assets in lower-rated, high-yielding bonds (commonly known as “junk bonds”). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds.

IPO Investments — IPO shares are subject to market risk and liquidity risk. The market value of IPO shares will fluctuate considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited public information about the issuer. The purchase of IPO shares may involve high transaction costs. When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund.

Mortgage-Backed and Asset-Backed Securities Investments — Mortgage and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Funds may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund’s share price and income distribution.

Temporary Defensive Positions — The Funds may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other conditions. To the extent the assets of the Funds are invested in temporary defensive positions, the Funds may not achieve its investment objectives. For temporary defensive purposes, the Funds may invest in cash and/or short-term obligations.

4. Transactions with Affiliates

Information in the Funds’ financial statements regarding expenses includes expenses paid by the AFBA 5Star Balanced and Total Return Bond Funds (the “predecessor funds”) through March 12, 2010.

Investment Adviser — FBR Fund Advisers, Inc. (“Fund Advisers”) serves as investment adviser to the Funds. For its advisory services, Fund Advisers receives a monthly fee at an annual rate of 0.80% of the average daily net assets of the Funds.

The FBR Funds

Notes to Financial Statements (continued)

Through March 12, 2010 management fees were paid to AFBA 5Star Investment Management Company, the predecessor advisor(“AFBA”) at the rate of 0.80% per annum of the average daily net asset values of the Funds.

Fund Advisers has agreed in writing to continue to waive a portion of its investment advisory fees and assume certain expenses for each Fund to the extent annual fund operating expenses exceed 1.08% and 1.05% of the Balanced Fund and Core Bond Fund’s average daily net assets (excluding 12b-1 fees, brokerage costs, interest, taxes, acquired fund fees and expenses, dividend expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business), respectively. Fund Advisers has agreed to maintain these expense limitations with regard to each Fund through February 28, 2013. In addition, with respect to the Balanced Fund, Fund Advisers has also agreed to voluntarily limit fees and/or pay expenses in amounts necessary in order to limit the total annual operating expenses of the Balanced Fund, after any such fee waivers and/or expense reimbursements, to 0.99% (excluding 12b-1 fees, brokerage costs, interest, taxes, acquired fund fees and expenses, dividend expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business), for the period until March 12, 2012. Thereafter, Fund Advisers may either renew or terminate these voluntary arrangements at any time. The fee reductions and expenses reimbursed are reflected as a reduction of total expenses in the Statement of Operations.

Fund Advisers may recoup any waived amount from a Fund pursuant to this agreement and any prior agreements to which the Fund’s predecessor was subject if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Advisers incurred the expense.

For the period April 1, 2009 through July 31, 2009, AFBA Investment Management Company (AFBA), had entered into a contractual agreement to limit fees and/or pay expenses in amounts necessary to limit the total annual fund operating expenses of the AFBA 5Star Balanced and AFBA 5Star Total Return Bond Funds (excluding Rule 12b-1 and shareholder service fees and extraordinary expenses) to 1.08% and 1.08%, respectively. For the period August 1, 2009 through March 12, 2010, AFBA entered into a new contractual agreement to limit fees and/or pay expenses in amounts necessary to limit the total annual fund operating expenses of the AFBA 5Star Balanced and AFBA 5Star Total Return Bond Funds (excluding Rule 12b-1 and shareholder service fees and extraordinary expenses) to 1.08% and 1.05%, respectively. AFBA also voluntarily agreed to limit fees and/or pay expenses in amounts necessary to limit the total annual fund operating expenses of the Balanced Fund to 0.99% (from 1.08%) effective as of February 2, 2009.

The FBR Funds

Notes to Financial Statements (continued)

As of October 31, 2010, the Funds have paid the following investment advisory fees, received fee reductions and have the following reimbursement of expenses subject to repayment to Fund Advisers:

					Fees
	Year Fees		Repayment	Advisory	Waived/Expense		Subject to
	Waived		Expires	Fees Paid	Reimbursed	Net Fees	Repayment

Balanced Fund	2008		2011	$ 696,495	$ (285,218)	$ 411,277	$ 285,218
	2009		2012	596,752	(387,497)	209,255	387,497
	2010	*	2013	649,450	(356,740)	292,710	356,740
	2010	**	2013	378,975	(136,427)	242,548	136,427
Core Bond Fund	2008		2011	174,006	(188,342)	(14,336)	188,342
	2009		2012	207,071	(210,127)	(3,056)	210,127
	2010	*	2013	225,182	(177,887)	47,295	177,887
	2010	**	2013	135,099	(80,808)	54,291	80,808

*	Fund Advisers earned a total of $36,325 and $11,904 and of that they waived $7,103 and $2,441 in the Balanced and Core Bond Funds, respectively for the period from March 13, 2010 through March 31, 2010.
**	For the seven months ended October 31, 2010.

Fee reductions and expenses reimbursed are reflected as a reduction of total expenses in the Statement of Operations.

In connection with certain expense limitation arrangements between the Funds and Fund Advisers, the Funds have agreed to pay Fund Advisers for certain amounts waived and/or reimbursed by AFBA pursuant to an expense limitation agreement, as assigned, provided that such repayment does not cause the total fund operating expenses for a Fund to exceed certain specified limits and the repayment is made within three years after the year in which AFBA incurred the expense.

Fund Advisers has entered into an investment sub-advisory agreement with Financial Counselors whereby it pays the sub-advisor 0.27% per annum of the assets it manages. Fund Advisers has also entered into an investment sub-advisory agreement with London Company whereby it pays the sub-advisor 0.33% per annum of the assets it manages.

The Funds are not responsible for paying the sub-advisory fee.

Administrator — JPMorgan Chase Bank N.A. (“JPMorgan”) serves as the administrator to the Funds and provides pursuant to an Administration Agreement (“Agreement”) day-to-day administrative services including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code and preparing the Funds’ registration statements. Pursuant to the Agreement, JPMorgan receives a monthly fee based on average daily net assets of the Trust.

Pursuant to the Administrative Services Agreement, the Fund Advisers also provides administrative services to the Funds Including oversight of service providers. For the seven months ended October 31, 2010, Fund Advisers received 0.04% of average daily net assets of the Trust. Fund Advisers also provides the Funds with office space, facilities and

The FBR Funds

Notes to Financial Statements (continued)

business equipment and generally administers the Funds’ business affairs and provides the services of executive and clerical personnel for administering the affairs of the Funds. Fund Advisers compensates all personnel, Officers and Trustees of the Funds if such persons are employees of Fund Advisers. For the seven months ended October 31, 2010, JPMorgan earned $13,931 and Fund Advisers earned $25,704 in Administrator fees. For the period March 13, 2010 through March 31, 2010, JPMorgan earned $1,213 and Fund Advisers earned $2,412 in Administrator fees.

Effective the close of business on March 12, 2010, a new agreement became effective between JPMorgan and the Funds for custody and fund accounting services.

Through March 12, 2010, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc., provided the Funds with administrative services pursuant to an administration agreement. PNC also served as transfer agent for the Funds and received reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Trust. For the period April 1, 2009 through March 12, 2010, PNC earned $252,634 in Administrator fees and $149,856 in transfer agent fees. For the period April 1, 2009 through March 12, 2010, no fees were waived.

Prior to March 12, 2010, PFPC Trust Company served as the custody agent for the Funds and received reimbursement of certain expenses plus a fee for related services pursuant to a custodian agreement.

Plan of Distribution — The Trust, on behalf of the Investor Class shares of each Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule12b-1 under the 1940 Act. Under the Investor Class Plan, each Fund may pay FBR Investment Services, Inc. (the “Distributor”) a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets of Investor Class shares. Fees paid to the Distributor under the Plan are payable without regard to actual expenses incurred. For the period March 13, 2010 through March 31, 2010, the Distributor received distribution fees of $6,204 and $606 from the Balanced and Core Bond Funds, respectively. For the seven months ended October 31, 2010 the Distributor received distribution fees of $60,810 and $6,593 from the Balanced and Core Bond Funds, respectively.

Through March 12, 2010, PFPC Distributors, Inc. (the “Predecessor Distributor”) served as the underwriter and distributor of the Predecessor Funds’ shares. Through March 12, 2010, pursuant to a Shareholder Service Plan, the Funds paid certain shareholder service providers a monthly fee not to exceed per annum 0.25% of each Predecessor Fund’s average daily net assets for the Advisor Class and a monthly fee not to exceed per annum 1.00% of each Predecessor Fund’s average daily net assets for Class B and Class C shares. Under the Shareholder Service Plan, the AFBA 5Star Balanced Fund paid $59,197 for the Advisor Class, $3,808 for Class B and $181,800 for Class C and AFBA 5Star Total Return Bond Fund paid $7,010 for the Advisor Class, $4,318 for Class B and $13,190 for Class C.

Brokerage Commissions — For the seven months ended October 31, 2010, no brokerage commissions were paid from portfolio transactions to FBR Capital Markets & Co. (“FBR & Co.”), an affiliate of Fund Advisers and the Distributor.

The FBR Funds

Notes to Financial Statements (continued)

Trustees’ Fees — Each Trustee of the Trust who is not an employee or affiliate of Fund Advisers receives an annual retainer fee of $25,000 and an additional meeting fee of $2,500 for each regular meeting attended. In addition, each Trustee that serves on the Audit Committee or Nominating Committee receives a meeting fee of $1,000 for attendance at the meeting. If a Trustee participates by teleconference, the meeting fee is $1,000. The Chairman of the Board, an independent Trustee, receives an additional $2,000 for each meeting attended, and the Audit Committee Chairman receives an additional $1,000 for each committee meeting attended.

Through March 12, 2010 each of the Funds was a series of the AFBA 5Star Funds, a Delaware statutory trust, and were reorganized into the corresponding FBR Fund. Through March 12, 2010, each Trustee of the Board of Trustees of the AFBA 5Star Funds received a fee payable by the AFBA 5Star Funds.

5. Investment Transactions

For the seven months ended October 31, 2010, purchases and sales of investments (excluding short-term securities) for each Fund were as follows:

	Purchases		Sales

		Investments		Investments
	U.S.	(non-U.S.	U.S.	(non-U.S.
	Government	Government	Government	Government
	securities	securities)	securities	securities)

Balanced Fund	$6,825,855	$14,982,792	$7,248,921	$20,175,485
Core Bond Fund	4,834,550	8,005,904	5,259,394	8,436,979

The FBR Funds

Notes to Financial Statements (continued)

6. Capital Share Transactions
	FBR Balanced Fund			FBR Core Bond Fund

	For the			For the
	Period	For the	For the	Period	For the	For the
	April 1,	Year	Year	April 1,	Year	Year
	2010 to	Ended	Ended	2010 to	Ended	Ended
	October 31,	March 31,	March 31,	October 31,	March 31,	March 31,
	2010[1]	2010	2009[2]	2010[1]	2010	2009[2]

Capital Transactions:
Investor Class
Proceeds from Sale of
Shares	$4,484,381	$32,146,517	$2,454,845	$513,557	$3,653,595	$1,692,206
Reinvestment of Dividends	521,342	633,192	360,281	85,007	104,494	127,249
Cost of Shares Redeemed	(11,758,359)	(9,773,718)	(1,337,128)	(968,404)	(1,905,453)	(661,023)
Redemption Fees	3,433	4,218	18,622	473	595	259

Investor Class Transactions	$(6,749,203)	$23,010,209	$1,496,620	$(369,367)	$1,853,231	$1,158,691

I Class
Proceeds from Sale of
Shares	$2,541,008	$1,841,926	$14,711,352	$118,540	$519,301	$1,216,189
Reinvestment of Dividends	302,152	570,113	730,158	118,753	227,059	52,988
Cost of Shares Redeemed	(1,497,600)	(3,125,016)	(11,315,381)	(909,769)	(432,948)	(1,165,945)
Redemption Fees	(101)	6,396	30,448	(75)	75	2,457

I Class Transactions	$1,345,459	$(706,581)	$4,156,577	$(672,551)	$313,487	$105,689

Class B
Proceeds from Sale of
Shares	$—	$1,514	$21,416	$—	$—	$48,861
Reinvestment of Dividends	—	5,250	45,443	—	7,850	23,198
Cost of Shares Redeemed[3]	—	(1,559,965)	(211,572)	—	(1,345,474)	(351,204)
Redemption Fees	—	30	1,172	—	—	167

Class B Transactions	$—	$(1,553,171)	$(143,541)	$—	$(1,337,624)	$(278,978)

Class C
Proceeds from Sale of
Shares	$—	$5,316,509	$7,506,307	$—	$383,435	$282,586
Reinvestment of Dividends	—	341,418	483,346	—	41,953	26,821
Cost of Shares Redeemed[4]	—	(26,216,819)	(4,652,150)	—	(1,307,212)	(417,826)
Redemption Fees	—	3,390	12,997	—	—	182

Class C Transactions	$—	$(20,555,502)	$3,350,500	$—	$(881,824)	$(108,237)

Class R
Proceeds from Sale of
Shares	$—	$—	—	$—	$—	—
Reinvestment of Dividends	—	—	—	—	—	—
Cost of Shares Redeemed[5]	—	—	$(14,188)	—	—	$(11,914)
Redemption Fees	—	—	—	—	—	—

Class R Transactions	$—	$—	$(14,188)	$—	$—	$(11,914)

Net Increase (Decrease) from
Capital Transactions	$(5,403,744)	$194,955	$8,845,968	$(1,041,918)	$(52,730)	$865,251

[1]	The Funds changed their fiscal year end from March 31 to October 31.
[2]	Audited by other Independent Public Accounting Firm.

44

The FBR Funds

Notes to Financial Statements (continued)

	FBR Balanced Fund			FBR Core Bond Fund

	For the			For the
	Period	For the	For the	Period	For the	For the
	April 1,	Year	Year	April 1,	Year	Year
	2010 to	Ended	Ended	2010 to	Ended	Ended
	October 31,	March 31,	March 31,	October 31,	March 31,	March 31,
	2010[1]	2010	2009[2]	2010[1]	2010	2009[2]

Share Transactions:
Investor Class
Sold	386,667	2,792,865	244,787	53,515	393,512	207,467
Issued in Reinvestment of
Distributions	46,160	58,384	35,138	8,815	11,269	15,633
Redeemed	(1,015,977)	(904,179)	(133,724)	(101,005)	(148,213)	(81,311)

Investor Class
Transactions	(583,150)	1,947,070	146,201	(38,675)	256,568	141,789

I Class
Sold	226,162	184,464	1,389,385	13,329	60,904	138,776
Issued in Reinvestment of
Distributions	27,964	55,198	67,996	13,358	26,557	6,037
Redeemed	(134,274)	(307,725)	(1,110,982)	(101,075)	(50,693)	(131,498)

I Class Transactions	119,852	(68,063)	346,399	(74,388)	36,768	13,315

Class B
Sold	—	163	2,035	—	—	5,753
Issued in Reinvestment of
Distributions	—	548	4,219	—	891	2,681
Redeemed [3]	—	(123,582)	(22,104)	—	(152,747)	(40,026)

Class B Transactions	—	(122,871)	(15,850)	—	(151,856)	(31,592)

Class C
Sold	—	527,911	754,540	—	42,457	33,561
Issued in Reinvestment of
Distributions	—	32,222	45,369	—	4,689	3,152
Redeemed [4]	—	(2,280,810)	(441,678)	—	(199,294)	(49,219)

Class C Transactions	—	(1,720,677)	358,231	—	(152,148)	(12,506)

Class R
Sold	—	—	—	—	—	—
Issued in Reinvestment of
Distributions	—	—	—	—	—	—
Redeemed [5]	—	—	(1,211)	—	—	(1,432)

Class R Transactions	—	—	(1,211)	—	—	(1,432)

Net Increase (Decrease) from
Shares Transactions	(463,298)	35,459	833,770	(113,063)	(10,668)	109,574

[1]	The Funds changed their fiscal year end from March 31 to October 31.
[2]	Audited by other Independent Public Accounting Firm.

45

The FBR Funds

Notes to Financial Statements (continued)
[3]	As of the close of business on July 31, 2009, Class B Shares and dollars, as presented above, were converted to the Advisor Class (name changed to Investor Class) at the following rates:

	Fund	Shares	Dollars

	Balanced	116,509	1,194,212
	Total Return Bond	141,233	1,292,283

[4]	As of the close of business on March 12, 2010, Class C Shares and dollars, as presented above, were converted to the Investor Class at the following rates:

	Fund	Shares	Dollars

	Balanced	1,752,189	20,027,830
	Total Return Bond	157,483	1,482,408

[5]	As of the close of business on Apri l1, 2008, Class R Shares and dollars, as presented above, were converted to the Advisor Class (name changed to Investor Class) at the following rates:

Fund	Shares	Dollars

Balanced	1,140	14,188
Total Return Bond	1,306	11,914

7. Federal Income Taxes

It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code that are applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment Income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. As a result, the character of tax-basis distributions and the composition of net assets for tax purposes may differ from those reflected in the Funds’ financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are primarily the result of wash sales. Reclassifications for permanent differences are made to components of capital. These reclassifications have no effect on net assets or net asset value per share.

The FBR Funds

Notes to Financial Statements (continued)

The tax character of distributions paid for each Fund’s tax year was as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital

	Dollar	Dollar	Dollar
	Amount	Amount	Amount

Balanced Fund
For the Period Ended October 31, 2010	$1,180,776	—	—
For the Year Ended March 31, 2010	2,305,981	—	—
For the Year Ended March 31, 2009	2,392,955	$495,704	$243,198
Core Bond Fund
For the Period Ended October 31, 2010	738,749	—	—
For the Year Ended March 31, 2010	1,277,489	154,005	—
For the Year Ended March 31, 2009	1,037,660	—	—

The following information is computed on a tax basis for each item:

	As of October 31, 2010

	FBR	FBR
	Balanced	Core Bond
	Fund	Fund

Tax cost of investment securities	$74,590,517	$26,687,384

Gross unrealized appreciation	11,443,673	2,367,297
Gross unrealized depreciation	(2,545,205)	(559,458)

Net unrealized appreciation	8,898,468	1,807,839
Undistributed ordinary income	95,782	27,666
Undistributed long-term capital gains	—	447,915
Capital loss carryforward	(8,002,724)	—

Accumulated earnings (deficit)	$991,526	$2,283,420

Unused capital loss carryforwards as of October 31, 2010, were as follows:

	Amount	Expires October 31,

Balanced Fund	$3,245,429	2016
	4,757,295	2017

	$8,002,724

During the period ended October 31, 2010, the Balanced Fund utilized $1,854,484 of capital loss carryforwards. The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The following reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of

The FBR Funds

Notes to Financial Statements (continued)

capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds.

		Accumulated
	Undistributed	Net Realized	Paid-In
	Income (Loss)	Gain (Loss)	Capital

Balanced Fund	$3,545	$(3,545)	$—
Core Bond Fund	4,019	(4,019)	—

The Funds have analyzed their tax positions expected to be taken in the Funds’ October 31, 2010 tax return, and have concluded that no provision for income tax is required in their financial statements.

8. Concentration of Ownership

At any time, the Funds may have concentrations of shareholders holding a significant percentage of shares outstanding in their respective share classes. Investment activities of these shareholders could have a material impact on the class.

At October 31, 2010, each share class had the following number of shareholders who held in the aggregate the following percent of shares:

Fund	Number of Shareholders	Percentage of Outstanding Shares

Balanced Fund – Investor Class	2	15%
Balanced Fund – I Class	3	83%
Core Bond Fund – Investor Class	2	30%
Core Bond Fund – I Class	1	83%

9. Acquisition

On March 12, 2010, the FBR Balanced Fund acquired all of the assets and liabilities of AFBA 5Star Balanced Fund. The acquisition was accomplished by a tax-free exchange of 3,608,573 shares of Class I, 2,455,190 shares of Advisor Class and 1,785,103 shares of Class C, 7,848,866 shares of the fund (valued at $87,446,514) for all of the assets and liabilities of AFBA 5Star Balanced Fund. The predecessor fund then distributed the shares it received from the fund to its shareholders. AFBA 5Star Balanced Fund’s net assets on that date were $87,446,514 including $7,334,238 of unrealized appreciation, $209,267 of accumulated net investment income, and $(10,073,393) of accumulated net realized loss on investments. The aggregate net assets of the fund after the acquisition were $87,446,514.

On March 12, 2010, the FBR Core Bond Fund acquired all of the assets and liabilities of AFBA 5Star Total Return Bond Fund. The acquisition was accomplished by a tax-free exchange of 2,752,016 shares of Class I, 337,649 shares of Advisor Class and 162,853 shares of Class C, 3,252,518 shares of the fund (valued at $28,581,182) for all of the assets and liabilities of AFBA 5Star Total Return Bond Fund. The predecessor fund then distributed the shares it received from the fund to its shareholders. AFBA 5Star Total Return Bond Fund’s net assets on that date were $28,581,182 including $1,121,992 of

The FBR Funds

Notes to Financial Statements (continued)

unrealized appreciation, $(21,023) of accumulated net investment income, and $12,340 of accumulated net realized gain on investments. The aggregate net assets of the fund after the acquisition were $28,581,182.

All accounting and performance history of the predecessor funds were carried forward to FBR Balanced Fund and FBR Core Bond Fund.

10. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

11. Subsequent Events

In preparing the financial statements as of October 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

The FBR Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
The FBR Funds
Arlington, Virginia

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the FBR Balanced Fund and the FBR Core Bond Fund (the “Funds”), each a series of The FBR Funds as of October 31, 2010, and the related statements of operations, statements of changes in net assets and financial highlights for the seven month period ended October 31, 2010 and for the year ended March 31, 2010. The statements of changes in net assets for the year ended March 31, 2009 and the financial highlights for each of the four years in the period then ended have been audited by other auditors, whose reports dated May 27, 2009 and May 12, 2006 expressed unqualified opinions on such financial statements and financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits Included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBR Balanced Fund and the FBR Core Bond Fund as of October 31, 2010, the results of their operations, the changes in their net assets, and the financial highlights for the seven month period ended October 31, 2010, and for the year ended March 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 13, 2010

The FBR Funds

Important Supplemental Information (unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended October 31, 2010 are designated as “qualified dividend income.”

Balanced Fund	74.64%
Core Bond Fund	17.48%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the fiscal year ended October 31, 2010 qualify for the corporate dividends received deduction:

Balanced Fund	69.07%
Core Bond Fund	16.51%

Proxy Voting Guidelines

Fund Advisers is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures Fund Advisers uses in fulfilling this responsibility is included in the Funds’ Statement of Additional Information and is available without charge, upon request, by calling 888.888.0025. The policies and procedures are also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 888.888.0025 and is also available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. A copy of the quarterly holdings report is available, without charge, upon request, by calling 888.888.0025.

Approval of the Continuation of the Investment Advisory and Sub-Advisory Agreements for the FBR Balanced Fund (the “Balanced Fund”) and the FBR Core Bond Fund (the “Core Bond Fund”) (together, the “Funds”)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board” or the “Trustees”), at an in-person meeting of the Board called for such purpose, to consider the approval of any investment advisory agreement and any applicable sub-advisory agreement intended for use in connection with the Funds. The law

The FBR Funds

Important Supplemental Information (unaudited) (continued)

requires the Board to request and evaluate such information as the Trustees determine is necessary to allow them to properly consider the approval of any investment advisory and sub-advisory agreements. The law also requires each investment adviser and sub-adviser to furnish the Trustees with such information that is reasonably necessary for the Trustees to evaluate the terms of the investment advisory and sub-advisory agreements.

During the Funds’ most recent fiscal year ended October 31, 2010, the Board considered the renewal of the investment advisory and sub-advisory agreements for the Funds. At an in-person meeting held on October 21, 2010, the Board engaged in a thorough review process to determine whether or not to continue the following agreements (the “Agreements”): (i) the investment advisory agreements with FBR Fund Advisers, Inc. (“Fund Advisers”) with respect to each of the Funds (the “Investment Advisory Agreements”); (ii) the sub-advisory agreement between Fund Advisers and The London Company (“London Company”) with respect to the equity portion of the Balanced Fund (the “London Company Sub-Advisory Agreement”); and (iii) the sub-advisory agreements between Fund Advisers and Financial Counselors, Inc. (“FCI”) with respect to the Core Bond Fund and the fixed-income portion of the Balanced Fund (the “FCI Sub-Advisory Agreements” and together with the London Company Sub-Advisory Agreement, the “Sub-Advisory Agreements”).

In determining whether to approve the renewal of Agreements, the Board requested, and was provided with, information and data relevant to the Board’s “ consideration. In addition, the Board took into account the fact that, on March 12, 2010, the Balanced Fund and Core Bond Fund had acquired substantially all the assets and assumed the liabilities of the AFBA 5Star Balanced Fund (the “Predecessor Balanced Fund”) and the AFBA 5Star Total Return Fund (the “Predecessor Bond Fund”), respectively, each previously having been a separate series of AFBA 5Star Funds (collectively, the “Predecessor Funds”) (the “Reorganizations”). As a result, the Board also considered the investment performance of the Predecessor Funds prior to the Reorganizations.

As part of its deliberations, the Board additionally considered and relied upon the information about the other FBR Funds and Fund Advisers that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the FBR Funds and their operations. The Independent Trustees were counseled during this process by independent legal counsel, as such term is defined in the rules under the 1940 Act, who reviewed with them their duties and responsibilities with respect to their consideration of the Agreements. During this meeting, the Board reviewed relevant information and data provided by Fund Advisers and the Independent Trustees held separate discussions with independent legal counsel to the Independent Trustees concerning the same.

The Board first reviewed information and materials regarding the investment advisory and sub-advisory fees for the Funds under the Advisory and Sub-Advisory Agreements. Representatives of Fund Advisers stated that the investment advisory and sub-advisory fees for the Funds are not presently subject to any asset-based breakpoints, but that the fees were the same as those charged to the Predecessor Funds and that Fund Advisers proposed

The FBR Funds

Important Supplemental Information (unaudited) (continued)

maintaining the Expense Limitation Agreements (and voluntary expense limitation agreement with respect to the Balanced Fund) until February 28, 2013 that are intended to limit the total operating expenses of each of the Funds to the same levels as were applicable to the Predecessor Funds. The Board noted that Fund Advisers only provides investment advisory services to the FBR Funds and that Fund Advisers does not have any other clients or accounts. The Board considered the nature of the services that Fund Advisers provides in connection with the oversight of the management of the Funds’ portfolios by each of the Sub-Advisers and determined that Fund Advisers provides useful and beneficial oversight services with respect to the oversight of the subadvisory services that are provided to the Funds.

The Board received and considered relevant performance and expense information with respect to the Funds, including total return performance information for the one-, three-, five-, and 10-year periods. The Board then considered information regarding each of the Funds separately and reviewed with the representatives of Fund Advisers various performance and expense information for each of the Funds, including each Fund’s performance against its benchmark and peer group, the costs of providing services, the profitability of each of the Funds to Fund Advisers, and distribution arrangements for each of the Funds, as follows:

1. Balanced Fund. The Board first reviewed information and materials regarding the Balanced Fund, noting that the Fund’s advisory and sub-advisory fees under the Agreements are the same as the advisory and sub-advisory fees that were charged with respect to the Predecessor Balanced Fund. The Board noted that the Investment Advisory Agreement provided for a 0.80% investment advisory fee, which was generally comparable to the Balanced Fund’s peer group. The Board also noted that Fund Advisers proposed the continuation of the Expense Limitation Agreement and voluntary expense limitation agreement that limit the total operating expenses of the Fund to the same level as the Predecessor Balanced Fund prior to the Reorganization. The Board members reviewed the Balanced Fund’s investment performance for the one-, three-, five- and 10-year periods. The Board noted that the I Class shares of the Balanced Fund outperformed its benchmark, the S&P 500 Index, and its total universe group for the one-, three-, five- and 10-year periods ended August 31, 2010. The Board considered the fact that the investment performance of the Balanced Fund reflected the performance of London Company and FCI in sub-advising their respective portions of the Predecessor Balanced Fund and that the Balanced Fund has the same investment mandate as the Predecessor Balanced Fund with London Company and FCI serving as the investment sub-advisers to the Balanced Fund with the same portfolio managers that sub-advised the Predecessor Balanced Fund.

2. Core Bond Fund. The Board next reviewed information and materials regarding the Core Bond Fund, noting that the Fund’s advisory and sub-advisory fees under the Agreements are the same as the advisory and sub-advisory fees that were charged with respect to the Predecessor Bond Fund. The Board noted that the proposed Investment Advisory Agreement provided for a 0.80% investment advisory fee, which was generally higher than other peer funds, although there were certain peer funds with higher fee rates.

The FBR Funds

Important Supplemental Information (unaudited) (continued)

The Board also noted that Fund Advisers proposed the continuation of the Expense Limitation Agreement that limits the total operating expenses of the Fund to the same level as the Predecessor Bond Fund. The Board noted that, although the advisory fees charged under the Investment Advisory Agreement were somewhat higher than the Core Bond Fund’s peer group, the total expenses of the Fund compared favorably to such funds as a result of the implementation of the Expense Limitation Agreement. The Board also reviewed the Bond Fund’s investment performance for the one-, three-, five- and 10-year periods. The Board noted that the I Class shares of the Bond Fund outperformed its benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index, and its total universe group for the five- and 10-year periods ended August 31, 2010, but slightly underperformed its benchmark for the one-year period. The Board considered the fact that the investment performance of the Bond Fund reflected the performance of FCI in sub-advising the Predecessor Bond Fund and that the Core Bond Fund has the same investment mandate as the Predecessor Bond Fund with FCI serving as the investment sub-adviser to the Core Bond Fund with the same portfolio managers that sub-advised the Predecessor Bond Fund.

The Board reviewed the proposed continuation of each of the Advisory Agreements. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other mutual funds in each Fund’s peer group on a long-term basis and over shorter time periods. In addition, the Board compared expenses of each Fund after taking into effect the Expense Limitation Agreements (and voluntary expense limitation agreement with respect to the Balanced Fund) to the expenses of its peers, noting that the expenses for each of the Funds compared favorably with industry averages for other funds of similar size after the imposition of the fee waivers. The Board also took note of the long-term relationship between Fund Advisers and the FBR Funds and the efforts that have been undertaken by Fund Advisers to foster the growth and development of the FBR Funds since the inception of the FBR Funds.

With respect to Fund Advisers, the Trustees noted the range of investment advisory and administrative services provided by Fund Advisers and its affiliates to the Funds and the level and quality of these services, and in particular, the Board noted the quality of the personnel providing these services. The Board took into account the background and experience of Fund Advisers’ senior management and the expertise of, and the amount of attention given to each Fund by, Fund Advisers. The Board also reviewed financial information concerning Fund Advisers and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to Fund Advisers, and the financial soundness of Fund Advisers as demonstrated by the financial information provided.

With respect to London Company and FCI, the Board noted the background and expertise of their portfolio managers and investment personnel. The Trustees also took into consideration the fact that London Company and FCI had successfully managed the Predecessor Funds, as applicable, prior to the Reorganizations. While the Board considered financial information regarding London Company and FCI, it did not consider

The FBR Funds

Important Supplemental Information (unaudited) (continued)

information as to the profitability of each Sub-Advisory Agreement to the relevant sub-adviser, since the fees payable to London Company and FCI had been negotiated at arm’s length and were paid directly by Fund Advisers and not by the Funds. The Board reviewed London Company’s and FCI’s portfolio trading policies and practices, including their best execution and trade allocation policies, and noted that they were reasonable and consistent with standard industry practice. The Board considered the receipt of research and execution services in exchange for payment of brokerage commissions. The Board noted that London Company may direct Fund brokerage in exchange for third party research and that London Company has represented that trading done with various brokerage firms is done in a manner that is consistent with relevant regulatory requirements relating to the receipt of research in connection with brokerage transactions.

The Board also noted the fact that an affiliate of Fund Advisers, FBR Investment Services, Inc. (“FBRIS”), serves as the distributor of the shares of the Funds and receives distribution fees from the Funds for serving in that role. The Board considered and discussed the activities routinely engaged in by FBRIS in order to distribute and market the Funds. The Board reviewed the distribution arrangements maintained by FBRIS for the Funds, noting the extensive sales arrangements for the Funds on various mutual fund sales platforms and the manner in which the distribution fees paid by those of the Funds that pay distribution fees are utilized in connection with these arrangements. The Board also noted with respect to the enhanced distribution arrangements of the Funds the distribution capabilities established by FBRIS. The Board took note of the fact that FBRIS has continued to seek wider distribution of the Funds through a growing number of distribution channels. The Board also took into consideration that Fund Advisers uses its own financial resources to support sales and marketing efforts on behalf of the Funds. In reviewing the profitability of Fund Advisers relating to its management of the Funds, the Board reviewed the level of profitability taking notice of these various marketing expenses that are borne directly by Fund Advisers in support of the distribution of the Funds and they considered the level of profitability before the impact of these marketing costs.

The Board also considered and reviewed information regarding the administrative services fees paid to Fund Advisers by the Funds for providing certain types of administrative and oversight services. The Board determined that the administrative fees paid to Fund Advisers are fair and reasonable in connection with the types of services provided by Fund Advisers to the Funds and that they are reasonable fees to be paid in addition to the investment advisory fees paid by the Funds to Fund Advisers given that the administrative services are separate and distinct services apart from the investment advisory services being provided to the Funds by Fund Advisers.

The Independent Trustees met separately with the independent legal counsel to the Independent Trustees in order to consider the proposed continuation of the Agreements. At the conclusion of their sessions, the Independent Trustees had determined that they had received sufficient information to allow them to take action with respect to their consideration of the continuation of the Agreements.

The FBR Funds

Important Supplemental Information (unaudited) (continued)

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of Fund Advisers, London Company and FCI to the successful operation of the Funds, and the level of expenses of the Funds as a result of the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. The Board also considered the effectiveness of the compliance programs of the Funds, Fund Advisers, London Company and FCI in accordance with applicable requirements relating to mutual funds and their investment advisers. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds as considered and approved at the meeting.

The FBR Funds

Important Supplemental Information (unaudited) (continued)

Information About Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 1001 Nineteenth Street North, Arlington, Virginia, 22209 unless otherwise stated. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge upon request by calling 888.888.0025.

Name, Age, Address	Term of Office* and Length of Time Served**	Portfolios Overseen in the Trust and Fund Complex***	Principal Occupation During Past 5 Years	Other Directorships

Michael A. Willner, 54	Independent Board Chair; Trustee Since 1997	10	CEOAlphaGrip, Inc. January 2001 to present.	None
Charles O. Heller, 74	Trustee Since 2003	10	President, Annapolis Capital Group, since 2005; Athlone Global Security (venture capital firm), 2006-2008; Beacon Global LLC (venture capital firm), 2003-2005.	None
Reena Aggarwal, 53	Trustee Since 2006	10	Professor, Georgetown University, 2000 to present; Deputy Dean, McDonough School of Business, Georgetown University, 2006-2008; Interim Dean, 2004-2005; Visiting Professor MIT Sloan School of Management,2005-2006.	IndexIQ Trust
William E. Cole, Jr., 61	Trustee Since 2006	10	Retired,2006. Partner, Ernst & Young LLP,1972-2006.	None
David Ellison, 52† 100 Federal Street Boston, MA 02110	Trustee Since 2003 President Since 2001	10	Director, CIO and President, FBR Fund Advisers, Inc., since December 1999; Portfolio Manager, FBR Fund Advisers, Inc., since October 1996.	None
Winsor H. Aylesworth, 63 100 Federal Street Boston, MA 02110	Executive Vice President Since 1999	10	Portfolio Manager, FBR Fund Advisers, Inc., since September 1998.	N/A
William B. Sanders III, 46	Executive Vice President Since 1999	10	Senior Vice President of Fund Operations, FBR Fund Advisers, Inc., since August 1999 and Head Trader for FBR Fund Advisers, Inc., since January 1997.	N/A
Guy F. Talarico, 55 150 Broadway Suite 302 New York, NY 10038	Chief Compliance Officer Since 2006	10	CEO of Alaric Compliance Services, LLC since January 2006. Co-Chief Executive Officer of EOS Compliance Services, LLC June 2004 -December 2005.	N/A

The FBR Funds

Important Supplemental Information (unaudited) (continued)

Information About Trustees and Officers (continued)

Name, Age, Address	Term of Office* and Length of Time Served**	Portfolios Overseen in the Trust and Fund Complex***	Principal Occupation During Past 5 Years	Other Directorships

Kimberly J. Bradshaw, 36	Treasurer Since 2006 and Secretary Since 2003	10	Employee of FBR since August 1998 serving in various capacities, including Senior Vice President Fund Administration, Chief Compliance Officer of FBR Investment Services, Inc., Transfer Agent Operations Manager, Fund Accounting Supervisor and Vice President and Secretary of Money Management Advisers, Inc., November 2003-March 2006.	N/A
Kristin E. Stelljes, 34	Assistant Treasurer Since 2006	10	Employee of FBR since February 2002, serving in various capacities including Assistant Vice President Fund Administration, Supervisor Fund Administration, Accountant, and Customer Service Representative.	N/A

*	Trustees serve until their resignation, removal or death.
**	Length of time served is measured from the earliest date of service as a Trustee of any of the Funds or the Predecessor Funds.
***	The “Fund Complex” consists of all mutual funds advised by FBR Capital Markets Corporation, and its affiliate advisers.
†	Mr. Ellison is considered to be an “Interested Trustee” of the Trust due to his position with FBR Fund Advisers, Inc.

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THE FBR FUNDS
888.888.0025
fbrfundsinfo@fbr.com
www.fbrfunds.com

Investment Adviser
FBR FUND ADVISERS, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Distributor
FBR INVESTMENT SERVICES, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Transfer Agent
JPMORGAN CHASE BANK, N.A.
P.O. BOX 5354
CINCINNATI, OHIO 45201

Independent Registered Public Accounting Firm
TAIT, WELLER, AND BAKER LLP
1818 MARKET STREET
PHILADELPHIA, PENNSYLVANIA 19103

This report is not authorized
for distribution to prospective
investors unless it is preceded or
accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Registrant had adopted a code of ethics (the “Code”) that applies to Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. The Registrant undertakes to provide a copy of such code to any person upon request, without charge, by calling 888.888.0025.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees determined at a meeting held October 24, 2006 that William E. Cole, Jr. qualifies as an Audit Committee Financial Expert and he is “independent” as defined under the relevant Securities and Exchange Commission rules and releases. The Board of Trustees also determined at a meeting held July 23, 2008 that Reena Aggarwal qualifies as an Audit Committee Financial Expert and she is “independent” as defined under the relevant Securities and Exchange Commission rules and releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees – The aggregate fees billed for the professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements, were $27,000 and $33,000 for the Balanced and Core Bond Funds of the Registrant for the fiscal years ended October 31, 2010 and March 31, 2010 respectively.
(b)	Audit Related Fees – There were no fees billed for assurance and related services by the principal accountant for the fiscal years ended October 31, 2010 and March 31, 2010.
(c)	Tax Fees – The aggregate fees billed by the principal accountant for tax compliance, tax advice and tax planning for completing federal and excise tax returns were $6,200 and $6,000 for the Balanced and Core Bond of the Registrant for the fiscal years ended October 31, 2010 and March 31, 2010 respectively.
(d)	All Other Fees – There were no additional fees paid for audit and non-audit services other than those disclosed in (a) through (c) above.
(e)	(1) Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or an entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the Registrant. In determining whether to approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. (2) None of the services described in (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than fifty percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
(g)	There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.
(h)	Not applicable as no non-audit services were provided to the Registrant’s investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to Rule 2-01©(7)(ii) of Regulation S-X.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Contained in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFLIIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	Based upon their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant’s PFO and PEO have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in this Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)	There were no changes in the Registrant’s internal controls over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)	(1) Not applicable.
(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached herewith.
(3) Not applicable.
(b)	(1) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002: Attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        The FBR Funds
——————————————————————

By (Signature and Title)*	/s/ Kimberly J. Bradshaw	12/8/2010

	Kimberly J. Bradshaw	Date
Treasurer, Secretary and Principal Financial Officer
The FBR Funds

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Ellison	12/8/2010

	David H. Ellison	Date
President and Principal Executive Officer
The FBR Funds

By (Signature and Title)	/s/ Kimberly J. Bradshaw	12/8/2010

	Kimberly J. Bradshaw	Date
Treasurer, Secretary and Principal Financial Officer
The FBR Funds